EXHIBIT 99.1
                                 ------------

              Computational Materials filed on January 14, 2005.

                  IndyMac INDX Mortgage Loan Trust 2004-AR15


                            Computational Materials

                          $405,224,000 (Approximate)


                               IndyMac MBS, Inc.
                                   Depositor

                        [LOGO OMITTED] IndyMac Bank/SM/
                          Seller and Master Servicier


                      Countrywide Securities Corporation
                                  Underwriter


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--------------                                     Computational Materials for
SECURITIES CORPORATION              IndyMac INDX Mortgage Loan Trust 2004-AR15
A Countrywide Capital Markets Company
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The attached tables and other statistical analyses (the "Computational
Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a statistical pool of Mortgage Loans, (i) a majority of which are expected to be included (along with additional Mortgage Loans) in, and (ii) a portion of which are expected to be deleted from, the initial pool of Mortgage Loans delivered to the Trust on the Closing Date. The statistical pool described herein may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.







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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                       2
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--------------                                     Computational Materials for
SECURITIES CORPORATION              IndyMac INDX Mortgage Loan Trust 2004-AR15
A Countrywide Capital Markets Company
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


Preliminary Term Sheet                                                                     Date Prepared: December 9, 2004

                                        IndyMac INDX Mortgage Loan Trust 2004-AR15
                                  $405,224,000 (Approximate, Subject to +/- 10% Variance)
                                               Publicly Offered Certificates
                                           First Lien Residential Mortgage Loans

===========================================================================================================================
                 Principal           WAL (Yrs)       Interest Rate                                        Expected Ratings
   Class       Amount ($)(1)        ("Call" (2)           Type        Collateral Type    Tranche Type        Moody's/S&P
   -----       -------------        ------------          ----        ---------------    ------------        -----------
                                      (3)/Mat)
    1-A        $150,000,000         1.93 / 3.14         WAC (4)            Mixed            Senior             Aaa/AAA
    2-A          22,100,000         1.93 / 3.15         WAC (4)            Mixed            Senior             Aaa/AAA
    3-A          53,234,000         2.48 / 3.17         WAC (4)            Mixed            Senior             Aaa/AAA
    4-A          81,978,000         2.49 / 3.16         WAC (4)            Mixed            Senior             Aaa/AAA
    5-A          16,408,000         2.82 / 3.20         WAC (4)            Mixed            Senior             Aaa/AAA
    6-A          34,879,000         2.80 / 3.18         WAC (4)            Mixed            Senior             Aaa/AAA
    7-A          46,625,000         2.89 / 3.19         WAC (4)            Mixed            Senior             Aaa/AAA
---------------------------------------------------------------------------------------------------------------------------
    B-1                  Not Offered                    WAC (5)            Mixed          Subordinate
---------------------------------------------------------------------------------------------------------------------------
    B-2                  Not Offered                    WAC (5)            Mixed          Subordinate
---------------------------------------------------------------------------------------------------------------------------
    B-3                  Not Offered                    WAC (5)            Mixed          Subordinate
---------------------------------------------------------------------------------------------------------------------------
    B-4                   Privately                     WAC (5)            Mixed          Subordinate
---------------------------------------------------------------------------------------------------------------------------
    B-5                     Placed                      WAC (5)            Mixed          Subordinate
---------------------------------------------------------------------------------------------------------------------------
    B-6                  Certificates                   WAC (5)            Mixed          Subordinate
===========================================================================================================================
  Total:      $405,224,000 (6)



(1) The Certificates (as described herein) are collateralized by adjustable rate, first-lien residential mortgage loans which have an initial fixed rate period of three, five, seven or ten years. Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance. It is expected that the aggregate principal balance of the Subordinate Certificates will provide between 9.50% and 7.00% subordination to the Senior Certificates as of the Cut-off Date
(2) The WAL to "the Call" on the Class 1-A, Class 2-A, Class 3-A, Class 4-A, Class 5-A, Class 6-A and Class 7-A Certificates are shown to the related Wavg Roll Date at a pricing speed of 25% CPR.
(3) All Classes of Certificates are subject to a 10% optional termination as described herein.
(4) The Certificate Interest Rates for the Class 1-A, Class 2-A, Class 3-A, Class 4-A, Class 5-A, Class 6-A and Class 7-A Certificates will be equal to the Net WAC (as defined herein) of the Group I, Group II, Group III, Group IV, Group V, Group VI and Group VII Mortgage Loans, respectively.
(5) The Certificate Interest Rates for the Subordinate Certificates will be equal to the Net WAC of the Mortgage Loans in each Loan Group (weighted on the basis of the related subordinate components).
(6) Does not include the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificate balances.









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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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--------------                                     Computational Materials for
SECURITIES CORPORATION              IndyMac INDX Mortgage Loan Trust 2004-AR15
A Countrywide Capital Markets Company
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Depositor:               IndyMac MBS, Inc.

Seller and
Master Servicer:         IndyMac Bank, F.S.B.

Lead Underwriter:        Countrywide Securities Corporation.

Trustee:                 Deutsche Bank National Trust Company.

Rating Agencies:         Moody's and Standard & Poor's are expected to provide
                         ratings on the Class 1-A, Class 2-A, Class 3-A, Class
                         4-A, Class 5-A, Class 6-A, Class 7-A, Class B-1,
                         Class B-2, Class B-3, Class B-4 and Class B-5
                         Certificates. The Class B-6 Certificates will not be rated.

Sample Pool
Calculation Date:        December 1, 2004. All references herein to principal
                         balances as of such date give effect to the application of scheduled payments due on or before December 1, 2004.

Cut-off Date:            December 1, 2004.

Closing Date:            On or about December 29, 2004.

Pricing Date:            On or about December [9], 2004.

Settlement Date:         On or about December [29], 2004.

Distribution Date:       The 25th of each month (or if such day is not a
                         business day, the next succeeding business day), commencing in January 2005.

Certificates:            The "Senior Certificates" will consist of (i) the
                         Class 1-A Certificates (the "Group I Certificates"),
                         (ii) the Class 2-A Certificates (the "Group II
                         Certificates"), (iii) the Class 3A Certificates (the
                         "Group III Certificates"), (iv) the Class 4-A
                         Certificates (the "Group IV Certificates"), (v) the
                         Class 5-A Certificates (the "Group V Certificates"),
                         (vi) the Class 6-A Certificates (the "Group VI
                         Certificates") and (vii) the Class 7-A Certificates
                         (the "Group VII Certificates").

                         The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3, Class B4, Class B-5 and Class B-6 Certificates and are supported by the cash flow on all of the Mortgage Loans. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates." Only the Senior Certificates and the Class B-1, Class B-2 and Class B-3 Certificates (collectively, the "Offered Certificates") are being offered publicly.

                         Generally, each Group of Senior Certificates will receive principal and interest from the related Loan Group. The Subordinate Certificates may receive principal and interest from any Loan Group.

Registration:            The Offered Certificates will be made available in
                         book-entry form through DTC.

Federal Tax Treatment:   It is anticipated that the Offered Certificates will
                         be treated as REMIC regular interests for tax purposes.


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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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SECURITIES CORPORATION              IndyMac INDX Mortgage Loan Trust 2004-AR15
A Countrywide Capital Markets Company
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ERISA Eligibility:       The Offered Certificates are expected to be ERISA
                         eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Treatment:         The Senior Certificates and the Class B-1
                         Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:    The terms of the transaction allow for a termination
                         of the Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance as of the Cut-off Date of the Mortgage Loans included in the pool on the Closing Date.

Mortgage
Loans: The aggregate principal balance of the Mortgage Loans as of the Sample Pool Calculation Date is approximately $412,180,738. All the Mortgage Loans are adjustable rate mortgage loans secured by first liens on one- to four-family residential properties.

                         The collateral tables included in these Computational Materials as Appendix A represent a sample pool of Mortgage Loans (the "Sample Pool") having the characteristics described therein as of the Sample Pool Calculation Date, and do not include additional Mortgage Loans expected to be included in the trust on the Closing Date. It is expected that (a) additional Mortgage Loans will be delivered to the trust on the Closing Date and (b) certain Mortgage Loans may be pre-paid, become ineligible for transfer to the trust or may otherwise be deleted from the pool of Mortgage Loans delivered to the trust on the Closing Date. See the attached Collateral Tables attached hereto as Appendix A.

                         With respect to each Loan Group, the final pool of Mortgage Loans will be different from the Sample Pool, although the characteristics of such final pool are not expected to differ materially from those of the Sample Pool.

Group I
Mortgage Loans:          The aggregate principal balance of the Group I
                         Mortgage Loans as of the Sample Pool Calculation Date is approximately $122,212,407. The Group I Mortgage
                         Loans will have interest rates that have an initial fixed rate period of three years after origination and thereafter adjust semi-annually based on the six-month LIBOR index or annually based on the one-year CMT index.

Group II
Mortgage Loans:          The aggregate principal balance of the Group II
                         Mortgage Loans as of the Sample Pool Calculation Date is approximately $39,080,446. The Group II Mortgage
                         Loans are conforming balance Mortgage Loans that will have interest rates that have an initial fixed rate period of three years after origination and thereafter adjust semi-annually based on the six-month LIBOR index or annually based on the one-year CMT index.




------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                       5
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SECURITIES CORPORATION              IndyMac INDX Mortgage Loan Trust 2004-AR15
A Countrywide Capital Markets Company
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Group III
Mortgage Loans:          The aggregate principal balance of the Group III
                         Mortgage Loans as of the Sample Pool Calculation Date is approximately $59,846,710. The Group III Mortgage
                         Loans are conforming balance Mortgage Loans that will have interest rates that have an initial fixed rate period of five years after origination and thereafter adjust semi-annually based on the six-month LIBOR index or annually based on the one-year CMT index.

Group IV
Mortgage Loans:          The aggregate principal balance of the Group IV
                         Mortgage Loans as of the Sample Pool Calculation Date is approximately $92,164,061. The Group IV Mortgage
                         Loans will have interest rates that have an initial fixed rate period of five years after origination and thereafter adjust semi-annually based on the six-month LIBOR index or annually based on the one-year CMT index.

Group V
Mortgage Loans:          The aggregate principal balance of the Group V
                         Mortgage Loans as of the Sample Pool Calculation Date is approximately $15,688,219. The Group V Mortgage
                         Loans are conforming balance Mortgage Loans that will have interest rates that have an initial fixed rate period of seven years after origination and thereafter adjust semi-annually based on the six-month LIBOR index.

Group VI
Mortgage Loans:          The aggregate principal balance of the Group VI
                         Mortgage Loans as of the Sample Pool Calculation Date is approximately $33,346,145. The Group VI Mortgage
                         Loans will have interest rates that have an initial fixed rate period of seven years after origination and thereafter adjust semi-annually based on the six-month LIBOR index.

Group VII
Mortgage Loans:          The aggregate principal balance of the Group VII
                         Mortgage Loans as of the Sample Pool Calculation Date is approximately $49,842,750. The Group VII Mortgage
                         Loans will have interest rates that have an initial fixed rate period of ten years after origination and thereafter adjust semi-annually based on the six-month LIBOR index.

Wavg Roll Date:          The "Wavg Roll Date" for the Group I, Group II, Group
                         III, Group IV, Group V, Group VI and Group VII
                         Mortgage Loans (collectively, the "Mortgage Loans") is the Distribution Date in December 2007, December
                         2007, November 2009, December 2009, November 2011,
                         November 2011, and November 2014, respectively.

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of 25% CPR.

Expense Fee Rate:        The "Expense Fee Rate" is comprised of master
                         servicing fees, lender paid mortgage insurance premiums and the trustee fee, each, as applicable. As of the Cut-off Date, the weighted average Expense Fee
                         Rate is expected to be equal to approximately
                         0.3825%. The master servicing fee will be calculated at the rate of 0.375% per annum.

Net WAC: The "Net WAC" with respect to each Loan Group, will be equal to the weighted average gross interest rate on the related Mortgage Loans less the weighted average Expense Fee Rate for such Loan Group.




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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                       6
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SECURITIES CORPORATION              IndyMac INDX Mortgage Loan Trust 2004-AR15
A Countrywide Capital Markets Company
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Accrued Interest:        The price to be paid for the Offered Certificates by
                         investors who elect to settle bonds on the Settlement Date will include accrued interest from the Cut-off Date up to, but not including, the Settlement Date. Investors settling Offered Certificates on alternate dates may pay more or less accrued interest, as applicable.

Interest Accrual Period: The interest accrual period with respect to all the
                         Offered Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Credit Enhancement:      Senior/subordinate, shifting interest structure. The
                         credit enhancement information shown below is subject to final rating agency approval.

                         Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

                         Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

                         Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

                         Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates.

                         Credit enhancement for the Class B-4 Certificates will consist of the subordination of the Class B-5 and Class B-6 Certificates.

                         Credit enhancement for the Class B-5 Certificates will consist of the subordination of the Class B-6 Certificates.














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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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A Countrywide Capital Markets Company
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Shifting Interest:       Until the Distribution Date in December 2014, the
                         Subordinate Certificates will be locked out from receipt of any unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal prepayments from the Mortgage Loans. The prepayment percentages on the Subordinate Certificates are as follows:

                            January 2005 - December 2014   0% Pro Rata Share
                            January 2015 - December 2015   30% Pro Rata Share
                            January 2016 - December 2016   40% Pro Rata Share
                            January 2017 - December 2017   60% Pro Rata Share
                            January 2018 - December 2018   80% Pro Rata Share
                            January 2019 and after         100% Pro Rata Share

                         Notwithstanding the foregoing, if the credit enhancement percentage provided to the Senior Certificates by the Subordinate Certificates doubles (from the initial credit enhancement percentage), unscheduled principal will be paid pro-rata between the Senior and Subordinate Certificates (subject to the collateral performance triggers described in the prospectus supplement). However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to the third anniversary of the Cut-off Date (subject to the collateral performance triggers described in the prospectus supplement), the Subordinate Certificates will be entitled to only 50% of their pro-rata share of unscheduled principal until the third anniversary of the Cut-off Date.

                         Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (i.e., the then current aggregate principal balance of the Senior Certificates divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial senior percentage (i.e., the aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled prepayments from the Mortgage Loans, regardless of any prepayment percentages.

Allocation of
Losses: Any realized losses from a Loan Group, other than excess losses, on the related Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case, until the respective class principal balance has been reduced to zero; and second, to the related Senior Certificates until the respective class principal balance has been reduced to zero.

                         Excess losses from the Mortgage Loans in a Loan Group (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated, pro rata, to (a) the related Senior Certificates and (b) the Subordinate Certificates.





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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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A Countrywide Capital Markets Company
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Certificates Priority
of Distributions:        Available funds from the Mortgage Loans will be
                         distributed in the following order of priority:

                         1) To the Senior Certificates, from the related Loan Group, accrued and unpaid interest at the related Certificate Interest Rate;
                         2)
                              (a) to the Group I Certificates, principal from the related Loan Group*;
                              (b)  to the Group II Certificates, principal
                                   from the related Loan Group*;
                              (c) to the Group III Certificates, principal from the related Loan Group*;
                              (d)  to the Group IV Certificates, principal
                                   from the related Loan Group*;
                              (e) to the Group V Certificates, principal from the related Loan Group*;
                              (f)  to the Group VI Certificates, principal
                                   from the related Loan Group*;
                              (g) to the Group VII Certificates, principal from the related Loan Group*;
                         3) To the Class B-1 Certificates, accrued and unpaid interest at the related Class B-1 Certificate Interest Rate;
                         4)   To the Class B-1 Certificates, principal;
                         5) To the Class B-2 Certificates, accrued and unpaid interest at the related Class B-2 Certificate Interest Rate;
                         6)   To the Class B-2 Certificates, principal;
                         7) To the Class B-3 Certificates, accrued and unpaid interest at the related Class B-3 Certificate Interest Rate;
                         8)   To the Class B-3 Certificates, principal;
                         9) To the Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal; and
                         10) To the Residual Certificate, any remaining amount.
                         * Under certain delinquency and loss scenarios (as described in the prospectus supplement), principal from an unrelated Loan Group is used to pay the Senior Certificates related to another Loan Group.

                [Yield Tables and Collateral Tables to Follow]










------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO OMITTED]
--------------                                     Computational Materials for
SECURITIES CORPORATION              IndyMac INDX Mortgage Loan Trust 2004-AR15
A Countrywide Capital Markets Company
------------------------------------------------------------------------------




                                                 Yield Tables
                                                 ------------


Class 1-A to Wavg Roll
-------------------------------------------------------------------------------------------------------------
   Coupon                  5.1507%
-------------------------------------------------------------------------------------------------------------
Prepay Speed               0% CPR      10% CPR     15% CPR     25% CPR     35% CPR     45% CPR     55% CPR
=============================================================================================================
Yield @ 102-00              4.35        4.20        4.11        3.90        3.64        3.31        2.88
=============================================================================================================
WAL (yr)                    2.98        2.53        2.32        1.93        1.59        1.30        1.05
MDUR (yr)                   2.71        2.32        2.13        1.79        1.49        1.24        1.01
First Prin Pay             Jan-05      Jan-05      Jan-05      Jan-05      Jan-05      Jan-05      Jan-05
Last Prin Pay              Dec-07      Dec-07      Dec-07      Dec-07      Dec-07      Dec-07      Dec-07
-------------------------------------------------------------------------------------------------------------

Class 1-A to Maturity
-------------------------------------------------------------------------------------------------------------
   Coupon                  5.1507%
-------------------------------------------------------------------------------------------------------------
Prepay Speed               0% CPR      10% CPR     15% CPR     25% CPR     35% CPR     45% CPR     55% CPR
=============================================================================================================
Yield @ 102-00              4.88        4.68        4.56        4.28        3.94        3.52        3.00
=============================================================================================================
WAL (yr)                    19.56       7.35        5.26        3.14        2.11        1.51        1.12
MDUR (yr)                   11.72       5.48        4.18        2.72        1.91        1.41        1.07
First Prin Pay             Jan-05      Jan-05      Jan-05      Jan-05      Jan-05      Jan-05      Jan-05
Last Prin Pay              Dec-34      Dec-34      Dec-34      Dec-34      Dec-34      Dec-34      Dec-34
-------------------------------------------------------------------------------------------------------------

Class 2-A to Wavg Roll
-------------------------------------------------------------------------------------------------------------
   Coupon                  5.2425%
-------------------------------------------------------------------------------------------------------------
Prepay Speed               0% CPR      10% CPR     15% CPR     25% CPR     35% CPR     45% CPR     55% CPR
=============================================================================================================
Yield @ 102-05              4.38        4.23        4.13        3.91        3.63        3.28        2.81
=============================================================================================================
WAL (yr)                    2.99        2.53        2.32        1.93        1.59        1.30        1.05
MDUR (yr)                   2.71        2.32        2.13        1.79        1.50        1.24        1.01
First Prin Pay             Jan-05      Jan-05      Jan-05      Jan-05      Jan-05      Jan-05      Jan-05
Last Prin Pay              Dec-07      Dec-07      Dec-07      Dec-07      Dec-07      Dec-07      Dec-07
-------------------------------------------------------------------------------------------------------------

Class 2-A to Maturity
-------------------------------------------------------------------------------------------------------------
   Coupon                  5.2425%
-------------------------------------------------------------------------------------------------------------
Prepay Speed               0% CPR      10% CPR     15% CPR     25% CPR     35% CPR     45% CPR     55% CPR
=============================================================================================================
Yield @ 102-05              4.89        4.70        4.58        4.29        3.93        3.49        2.94
=============================================================================================================
WAL (yr)                    19.61       7.37        5.27        3.15        2.11        1.51        1.12
MDUR (yr)                   11.71       5.48        4.18        2.72        1.91        1.42        1.07
First Prin Pay             Jan-05      Jan-05      Jan-05      Jan-05      Jan-05      Jan-05      Jan-05
Last Prin Pay              Dec-34      Dec-34      Dec-34      Dec-34      Dec-34      Dec-34      Dec-34
-------------------------------------------------------------------------------------------------------------








------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO OMITTED]
--------------                                     Computational Materials for
SECURITIES CORPORATION              IndyMac INDX Mortgage Loan Trust 2004-AR15
A Countrywide Capital Markets Company
------------------------------------------------------------------------------



Class 3-A to Wavg Roll
-------------------------------------------------------------------------------------------------------------
   Coupon                  5.3765%
-------------------------------------------------------------------------------------------------------------
Prepay Speed               0% CPR      10% CPR     15% CPR     25% CPR     35% CPR     45% CPR     55% CPR
=============================================================================================================
Yield @ 101-28              4.91        4.76        4.66        4.44        4.15        3.79        3.31
=============================================================================================================
WAL (yr)                    4.89        3.73        3.25        2.48        1.89        1.45        1.11
MDUR (yr)                   4.21        3.27        2.87        2.24        1.74        1.36        1.05
First Prin Pay             Jan-05      Jan-05      Jan-05      Jan-05      Jan-05      Jan-05      Jan-05
Last Prin Pay              Nov-09      Nov-09      Nov-09      Nov-09      Nov-09      Nov-09      Nov-09
-------------------------------------------------------------------------------------------------------------

Class 3-A to Maturity
-------------------------------------------------------------------------------------------------------------
   Coupon                  5.3765%
-------------------------------------------------------------------------------------------------------------
Prepay Speed               0% CPR      10% CPR     15% CPR     25% CPR     35% CPR     45% CPR     55% CPR
=============================================================================================================
Yield @ 101-28              4.99        4.87        4.78        4.54        4.23        3.83        3.33
=============================================================================================================
WAL (yr)                    20.05       7.49        5.34        3.17        2.12        1.52        1.12
MDUR (yr)                   11.78       5.48        4.18        2.71        1.90        1.41        1.07
First Prin Pay             Jan-05      Jan-05      Jan-05      Jan-05      Jan-05      Jan-05      Jan-05
Last Prin Pay              Dec-34      Dec-34      Dec-34      Dec-34      Dec-34      Dec-34      Dec-34
-------------------------------------------------------------------------------------------------------------

Class 4-A to Wavg Roll
-------------------------------------------------------------------------------------------------------------
   Coupon                  5.4047%
-------------------------------------------------------------------------------------------------------------
Prepay Speed               0% CPR      10% CPR     15% CPR     25% CPR     35% CPR     45% CPR     55% CPR
=============================================================================================================
Yield @ 101-28              4.94        4.79        4.69        4.47        4.18        3.82        3.34
=============================================================================================================
WAL (yr)                    4.95        3.76        3.27        2.49        1.90        1.45        1.11
MDUR (yr)                   4.25        3.29        2.89        2.24        1.74        1.36        1.05
First Prin Pay             Jan-05      Jan-05      Jan-05      Jan-05      Jan-05      Jan-05      Jan-05
Last Prin Pay              Dec-09      Dec-09      Dec-09      Dec-09      Dec-09      Dec-09      Dec-09
-------------------------------------------------------------------------------------------------------------

Class 4-A to Maturity
-------------------------------------------------------------------------------------------------------------
   Coupon                  5.4047%
-------------------------------------------------------------------------------------------------------------
Prepay Speed               0% CPR      10% CPR     15% CPR     25% CPR     35% CPR     45% CPR     55% CPR
=============================================================================================================
Yield @ 101-28              5.00        4.88        4.80        4.56        4.25        3.86        3.35
=============================================================================================================
WAL (yr)                    19.92       7.44        5.31        3.16        2.11        1.51        1.12
MDUR (yr)                   11.69       5.44        4.15        2.70        1.90        1.40        1.06
First Prin Pay             Jan-05      Jan-05      Jan-05      Jan-05      Jan-05      Jan-05      Jan-05
Last Prin Pay              Dec-34      Dec-34      Dec-34      Dec-34      Dec-34      Dec-34      Dec-34
-------------------------------------------------------------------------------------------------------------






------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO OMITTED]
--------------                                     Computational Materials for
SECURITIES CORPORATION              IndyMac INDX Mortgage Loan Trust 2004-AR15
A Countrywide Capital Markets Company
------------------------------------------------------------------------------




Class 5-A to Wavg Roll
-------------------------------------------------------------------------------------------------------------
   Coupon                  5.5514%
-------------------------------------------------------------------------------------------------------------
Prepay Speed               0% CPR      10% CPR     15% CPR     25% CPR     35% CPR     45% CPR     55% CPR
=============================================================================================================
Yield @ 102-05              5.17        4.98        4.87        4.60        4.25        3.80        3.24
=============================================================================================================
WAL (yr)                    6.89        4.72        3.94        2.82        2.03        1.50        1.12
MDUR (yr)                   5.61        3.97        3.37        2.48        1.85        1.40        1.07
First Prin Pay             Jan-05      Jan-05      Jan-05      Jan-05      Jan-05      Jan-05      Jan-05
Last Prin Pay              Nov-11      Nov-11      Nov-11      Nov-11      Nov-11      Nov-11      Nov-11
-------------------------------------------------------------------------------------------------------------

Class 5-A to Maturity
-------------------------------------------------------------------------------------------------------------
   Coupon                  5.5514%
-------------------------------------------------------------------------------------------------------------
Prepay Speed               0% CPR      10% CPR     15% CPR     25% CPR     35% CPR     45% CPR     55% CPR
=============================================================================================================
Yield @ 102-05              5.11        5.01        4.91        4.64        4.27        3.81        3.24
=============================================================================================================
WAL (yr)                    20.69       7.64        5.42        3.20        2.13        1.52        1.12
MDUR (yr)                   11.89       5.51        4.20        2.72        1.91        1.41        1.07
First Prin Pay             Jan-05      Jan-05      Jan-05      Jan-05      Jan-05      Jan-05      Jan-05
Last Prin Pay              Dec-34      Dec-34      Dec-34      Dec-34      Dec-34      Dec-34      Dec-34
-------------------------------------------------------------------------------------------------------------

Class 6-A to Wavg Roll
-------------------------------------------------------------------------------------------------------------
   Coupon                  5.2842%
-------------------------------------------------------------------------------------------------------------
Prepay Speed               0% CPR      10% CPR     15% CPR     25% CPR     35% CPR     45% CPR     55% CPR
=============================================================================================================
Yield @ 101-20              5.00        4.85        4.76        4.55        4.27        3.92        3.47
=============================================================================================================
WAL (yr)                    6.84        4.69        3.92        2.80        2.02        1.50        1.12
MDUR (yr)                   5.62        3.97        3.37        2.48        1.84        1.39        1.06
First Prin Pay             Jan-05      Jan-05      Jan-05      Jan-05      Jan-05      Jan-05      Jan-05
Last Prin Pay              Nov-11      Nov-11      Nov-11      Nov-11      Nov-11      Nov-11      Nov-11
-------------------------------------------------------------------------------------------------------------

Class 6-A to Maturity
-------------------------------------------------------------------------------------------------------------
   Coupon                  5.2842%
-------------------------------------------------------------------------------------------------------------
Prepay Speed               0% CPR      10% CPR     15% CPR     25% CPR     35% CPR     45% CPR     55% CPR
=============================================================================================================
Yield @ 101-20              5.03        4.91        4.82        4.59        4.29        3.93        3.48
=============================================================================================================
WAL (yr)                    20.39       7.56        5.37        3.18        2.12        1.51        1.12
MDUR (yr)                   11.93       5.52        4.20        2.71        1.90        1.40        1.06
First Prin Pay             Jan-05      Jan-05      Jan-05      Jan-05      Jan-05      Jan-05      Jan-05
Last Prin Pay              Nov-34      Nov-34      Nov-34      Nov-34      Nov-34      Nov-34      Nov-34
-------------------------------------------------------------------------------------------------------------








------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO OMITTED]
--------------                                     Computational Materials for
SECURITIES CORPORATION              IndyMac INDX Mortgage Loan Trust 2004-AR15
A Countrywide Capital Markets Company
------------------------------------------------------------------------------




Class 7-A to Wavg Roll
-------------------------------------------------------------------------------------------------------------
   Coupon                  5.5171%
-------------------------------------------------------------------------------------------------------------
Prepay Speed               0% CPR      10% CPR     15% CPR     25% CPR     35% CPR     45% CPR     55% CPR
=============================================================================================================
Yield @ 102-00              5.19        5.07        4.96        4.65        4.24        3.76        3.20
=============================================================================================================
WAL (yr)                    21.02       7.24        4.99        2.89        1.93        1.39        1.04
MDUR (yr)                   11.96       5.37        4.01        2.53        1.76        1.30        1.00
First Prin Pay             Jan-05      Jan-05      Jan-05      Jan-05      Jan-05      Jan-05      Jan-05
Last Prin Pay              Jul-33      Sep-22      Nov-17      Sep-12      Apr-10      Oct-08      Nov-07
-------------------------------------------------------------------------------------------------------------

Class 7-A to Maturity
-------------------------------------------------------------------------------------------------------------
   Coupon                  5.5171%
-------------------------------------------------------------------------------------------------------------
Prepay Speed               0% CPR      10% CPR     15% CPR     25% CPR     35% CPR     45% CPR     55% CPR
=============================================================================================================
Yield @ 102-00              5.19        5.07        4.97        4.69        4.33        3.89        3.35
=============================================================================================================
WAL (yr)                    21.09       7.68        5.43        3.19        2.12        1.51        1.12
MDUR (yr)                   11.97       5.52         4.2        2.71         1.9        1.41        1.07
First Prin Pay             Jan-05      Jan-05      Jan-05      Jan-05      Jan-05      Jan-05      Jan-05
Last Prin Pay              Nov-34      Nov-34      Nov-34      Nov-34      Nov-34      Nov-34      Nov-34
-------------------------------------------------------------------------------------------------------------

                                        [Collateral Tables to Follow]









------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 1
A Countrywide Capital Markets Company
------------------------------------------------------------------------------



                            $122,212,407 ARM Rate Mortgage Loans

Summary of Loans in Statistical Calculation Pool                             Range
                                                                             -----

(As of Calculation Date)

Total Number of Loans                                      302
Total Outstanding Balance                         $122,212,407
Average Loan Balance                                  $404,677         $61,600 to $2,275,000
WA Mortgage Rate                                        5.533%          4.625% to 6.750%
WA Mortgage Rate Net LPMI                               5.533%          4.625% to 6.750%
Net WAC                                                 5.151%          4.243% to 6.368%
ARM Characteristics
      WA Gross Margin                                   2.750%          2.750% to 2.750%
      WA Months to First Roll                               35              29 to 36
      WA First Periodic Cap                             3.000%          3.000% to 3.000%
      WA Subsequent Periodic Cap                        1.626%          1.000% to 2.000%
      WA Lifetime Cap                                  11.534%         10.625% to 12.750%
      WA Lifetime Floor                                 2.750%          2.750% to 2.750%
WA Original Term (months)                                  360             360 to 360
WA Remaining Term (months)                                 359             353 to 360
WA Age (months)                                              1               0 to 7
WA LTV                                                  76.66%          24.00% to 95.00%
WA FICO                                                    692
WA DTI%                                                 40.07%
Secured by (% of pool)         1st Liens               100.00%
                               2nd Liens                 0.00%
Prepayment Penalty at Loan Orig (% of all                2.93%
loans)
Prepay Moves Exempted          Soft                      2.93%
                               Hard                      0.00%
                               No Prepay                97.07%
                               Unknown                  -0.00%
Percent of IO                                           89.03%




-----------------------------------------------------------------------------------------------------------------------------------
  Top 5 States            Top 5 Prop             Doc Types           Purpose Codes           Occ Codes           Orig PP Term
  ------------            ----------             ---------           -------------           ---------           ------------
CA           54.82%  SFR           58.02%  REDUCE        55.91%  PUR             60.35%  OO          92.08%   0             97.07%
VA            6.18%  PUD           28.61%  FULL/AL       20.19%  RCO             25.66%  INV          6.63%   12             2.44%
CO            4.65%  CND            9.37%  NINA          15.14%  RNC             14.00%  2H           1.29%   24             0.50%
NV            4.45%  2-4U           2.96%  NO RATI        8.75%
MD            3.92%  CNDP           0.74%







-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 1
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                $122,212,407 ARM Rate Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------------
                                                            Description
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF       % OF         AVERAGE    GROSS      REMG.                  ORIG
DESCRIPTION                           BALANCE        LOAN      TOTAL         BALANCE     WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
3/1 CMT1Y                           $9,179,413         22        7.51       $417,246    5.432       359        687        73.9
3/1 CMT1Y - IO                     $67,342,856        172       55.10       $391,528    5.557       360        689        78.3
3/27 LIB6M                          $4,221,820          9        3.45       $469,091    5.643       360        679        77.6
3/27 LIB6M - IO                    $41,468,318         99       33.93       $418,872    5.506       359        699        74.6
-----------------------------------------------------------------------------------------------------------------------------------
                                  $122,212,407        302      100.00       $404,677    5.533       359        692        76.7
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF       % OF         AVERAGE    GROSS      REMG.                  ORIG
DESCRIPTION                           BALANCE        LOAN      TOTAL         BALANCE     WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
$50,000.01 - $100,000.00              $161,600          2        0.13        $80,800    5.756       360        697        79.6
$100,000.01 - $150,000.00           $2,013,598         16        1.65       $125,850    5.769       359        690        81.8
$150,000.01 - $200,000.00           $2,715,637         15        2.22       $181,042    5.926       359        691        79.3
$200,000.01 - $250,000.00           $5,909,235         26        4.84       $227,278    5.545       360        692        80.9
$250,000.01 - $300,000.00           $7,228,539         26        5.91       $278,021    5.548       359        704        79.1
$300,000.01 - $350,000.00          $14,254,151         43       11.66       $331,492    5.467       359        698        79.0
$350,000.01 - $400,000.00          $16,849,207         45       13.79       $374,427    5.675       360        676        79.5
$400,000.01 - $450,000.00          $14,101,169         33       11.54       $427,308    5.582       360        686        78.3
$450,000.01 - $500,000.00          $15,324,312         32       12.54       $478,885    5.483       360        686        78.8
$500,000.01 - $550,000.00           $7,727,345         15        6.32       $515,156    5.374       360        705        78.5
$550,000.01 - $600,000.00           $9,184,583         16        7.52       $574,036    5.615       359        693        75.2
$600,000.01 - $650,000.00          $12,092,180         19        9.89       $636,431    5.473       359        682        74.8
$700,000.01 - $750,000.00           $2,965,900          4        2.43       $741,475    5.276       360        678        71.5
$750,000.01 - $1,000,000.00         $6,201,951          7        5.07       $885,993    5.380       360        679        63.4
$1,000,000.01 - $1,500,000.0        $1,150,000          1        0.94     $1,150,000    5.250       359        774        54.8
> $2,000,000.00                     $4,333,000          2        3.55     $2,166,500    5.559       359        771        64.7
-----------------------------------------------------------------------------------------------------------------------------------
                                  $122,212,407        302      100.00       $404,677    5.533       359        692        76.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Original Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF       % OF         AVERAGE    GROSS      REMG.                  ORIG
DESCRIPTION                           BALANCE        LOAN      TOTAL         BALANCE     WAC       TERM       FICO        LTV
$50,000.01 - $100,000.00              $161,600          2        0.13        $80,800    5.756       360        697        79.6
$100,000.01 - $150,000.00           $2,013,598         16        1.65       $125,850    5.769       359        690        81.8
$150,000.01 - $200,000.00           $2,715,637         15        2.22       $181,042    5.926       359        691        79.3
$200,000.01 - $250,000.00           $5,909,235         26        4.84       $227,278    5.545       360        692        80.9
$250,000.01 - $300,000.00           $7,228,539         26        5.91       $278,021    5.548       359        704        79.1
$300,000.01 - $350,000.00          $14,254,151         43       11.66       $331,492    5.467       359        698        79.0
$350,000.01 - $400,000.00          $16,849,207         45       13.79       $374,427    5.675       360        676        79.5
$400,000.01 - $450,000.00          $14,101,169         33       11.54       $427,308    5.582       360        686        78.3







------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 1
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                $122,212,407 ARM Rate Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Original Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF       % OF         AVERAGE    GROSS      REMG.                  ORIG
DESCRIPTION                           BALANCE        LOAN      TOTAL         BALANCE     WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
$450,000.01 - $500,000.00          $15,324,312         32       12.54       $478,885    5.483       360        686        78.8
$500,000.01 - $550,000.00           $7,727,345         15        6.32       $515,156    5.374       360        705        78.5
$550,000.01 - $600,000.00           $9,184,583         16        7.52       $574,036    5.615       359        693        75.2
$600,000.01 - $650,000.00          $12,092,180         19        9.89       $636,431    5.473       359        682        74.8
$700,000.01 - $750,000.00           $2,965,900          4        2.43       $741,475    5.276       360        678        71.5
$750,000.01 - $800,000.00           $1,550,000          2        1.27       $775,000    5.438       360        666        57.3
$800,000.01 - $850,000.00             $843,000          1        0.69       $843,000    5.000       359        707        67.4
$850,000.01 - $900,000.00             $875,000          1        0.72       $875,000    5.375       360        704        79.6
$900,000.01 - $950,000.00             $933,952          1        0.76       $933,952    5.375       359        644        55.0
$950,000.01 - $1,000,000.00         $1,999,999          2        1.64     $1,000,000    5.500       360        682        63.3
$1,100,000.01 - $1,150,000.0        $1,150,000          1        0.94     $1,150,000    5.250       359        774        54.8
> $2,000,000.00                     $4,333,000          2        3.55     $2,166,500    5.559       359        771        64.7
-----------------------------------------------------------------------------------------------------------------------------------
                                  $122,212,407        302      100.00       $404,677    5.533       359        692        76.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                               State
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF       % OF         AVERAGE    GROSS      REMG.                  ORIG
DESCRIPTION                           BALANCE        LOAN      TOTAL         BALANCE     WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
Arkansas                              $143,920          1        0.12       $143,920    5.500       360        657        80.0
Arizona                             $2,671,509          8        2.19       $333,939    5.858       359        681        81.6
California                         $66,994,826        150       54.82       $446,632    5.494       360        696        75.7
Colorado                            $5,685,608         16        4.65       $355,351    5.399       359        684        77.9
Connecticut                         $1,432,000          3        1.17       $477,333    5.787       360        694        80.0
Delaware                              $468,500          1        0.38       $468,500    6.375       360        774        80.0
Florida                             $4,077,639         12        3.34       $339,803    5.666       359        681        78.4
Georgia                             $1,833,587          7        1.50       $261,941    5.688       360        675        81.0
Hawaii                              $3,335,000          4        2.73       $833,750    5.627       359        753        69.7
Idaho                                 $173,660          1        0.14       $173,660    5.500       359        728        95.0
Illinois                            $2,669,475          8        2.18       $333,684    5.434       359        681        79.4
Massachusetts                       $1,680,200          5        1.37       $336,040    5.500       360        693        74.1
Maryland                            $4,791,650         14        3.92       $342,261    5.468       359        659        79.0
Michigan                              $507,810          2        0.42       $253,905    5.975       358        683        80.0
Minnesota                             $824,695          3        0.67       $274,898    5.715       360        662        82.6
Missouri                              $572,800          1        0.47       $572,800    6.000       360        635        79.9
North Carolina                        $753,500          2        0.62       $376,750    5.162       359        640        67.0
Nebraska                              $163,848          1        0.13       $163,848    6.375       359        659        69.8
New Jersey                          $2,702,250          5        2.21       $540,450    5.718       359        742        79.2
New Mexico                            $226,000          1        0.18       $226,000    5.500       360        802        82.2
Nevada                              $5,441,293         18        4.45       $302,294    5.553       359        693        79.9
New York                            $3,460,050          8        2.83       $432,506    5.626       360        691        74.5







------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 1
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                $122,212,407 ARM Rate Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------------
                                                               State
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF       % OF         AVERAGE    GROSS      REMG.                  ORIG
DESCRIPTION                           BALANCE        LOAN      TOTAL         BALANCE     WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
Oregon                                $632,000          2        0.52       $316,000    5.850       360        693        80.0
Pennsylvania                          $150,000          1        0.12       $150,000    5.250       360        653        79.8
Tennessee                             $778,400          2        0.64       $389,200    5.082       359        728        79.0
Texas                               $1,527,142          3        1.25       $509,047    5.415       359        640        61.6
Virginia                            $7,552,795         20        6.18       $377,640    5.531       359        676        79.5
Vermont                               $394,250          1        0.32       $394,250    5.875       360        709        95.0
Washington                            $568,000          2        0.46       $284,000    5.704       359        673        80.0
-----------------------------------------------------------------------------------------------------------------------------------
                                  $122,212,407        302      100.00       $404,677    5.533       359        692        76.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF       % OF         AVERAGE    GROSS      REMG.                  ORIG
DESCRIPTION                           BALANCE        LOAN      TOTAL         BALANCE     WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                        $1,075,000          2        0.88       $537,500    5.619       359        668        42.7
50.01 - 55.00                       $2,858,552          4        2.34       $714,638    5.238       359        717        54.3
55.01 - 60.00                       $3,939,228          7        3.22       $562,747    5.422       360        693        57.8
60.01 - 65.00                       $9,006,700         11        7.37       $818,791    5.463       359        727        64.1
65.01 - 70.00                       $7,692,386         15        6.29       $512,826    5.503       360        666        68.5
70.01 - 75.00                       $7,273,300         16        5.95       $454,581    5.598       360        689        73.9
75.01 - 80.00                      $82,878,769        223       67.82       $371,654    5.544       360        690        79.8
80.01 - 85.00                         $989,250          3        0.81       $329,750    5.404       360        736        83.8
85.01 - 90.00                       $3,115,268          8        2.55       $389,409    5.726       359        696        89.5
90.01 - 95.00                       $3,383,954         13        2.77       $260,304    5.607       359        700        95.0
-----------------------------------------------------------------------------------------------------------------------------------
                                  $122,212,407        302      100.00       $404,677    5.533       359        692        76.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                        Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF       % OF         AVERAGE    GROSS      REMG.                  ORIG
DESCRIPTION                           BALANCE        LOAN      TOTAL         BALANCE     WAC       TERM       FICO        LTV
4.501 - 5.000                       $9,151,965         19        7.49       $481,682    4.867       359        709        76.1
5.001 - 5.500                      $67,620,945        174       55.33       $388,626    5.365       359        693        76.3
5.501 - 6.000                      $31,186,408         62       25.52       $503,007    5.724       360        692        76.7
6.001 - 6.500                      $12,605,330         43       10.31       $293,147    6.290       360        676        78.5
6.501 - 7.000                       $1,647,760          4        1.35       $411,940    6.721       359        690        77.6
-----------------------------------------------------------------------------------------------------------------------------------
                                  $122,212,407        302      100.00       $404,677    5.533       359        692        76.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Property Type
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF       % OF         AVERAGE    GROSS      REMG.                  ORIG
DESCRIPTION                           BALANCE        LOAN      TOTAL         BALANCE     WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------










------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 1
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                $122,212,407 ARM Rate Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Property Type
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF       % OF         AVERAGE    GROSS      REMG.                  ORIG
DESCRIPTION                           BALANCE        LOAN      TOTAL         BALANCE     WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
SFR                                $70,904,235        163       58.02       $434,995    5.519       360        694        75.8
PUD                                $34,962,772         91       28.61       $384,206    5.530       359        683        77.4
CND                                $11,456,820         35        9.37       $327,338    5.575       359        700        80.5
2-4U                                $3,612,200          8        2.96       $451,525    5.615       359        721        73.0
CNDP                                  $900,400          3        0.74       $300,133    5.743       359        683        79.1
TWN                                   $375,979          2        0.31       $187,990    5.903       358        655        87.7
-----------------------------------------------------------------------------------------------------------------------------------
                                  $122,212,407        302      100.00       $404,677    5.533       359        692        76.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                              Purpose
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF       % OF         AVERAGE    GROSS      REMG.                  ORIG
DESCRIPTION                           BALANCE        LOAN      TOTAL         BALANCE     WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
PUR                                $73,753,271        195       60.35       $378,222    5.544       360        700        79.1
RCO                                $31,355,124         71       25.66       $441,621    5.561       360        676        72.1
RNC                                $17,104,012         36       14.00       $475,111    5.434       359        690        74.6
-----------------------------------------------------------------------------------------------------------------------------------
                                  $122,212,407        302      100.00       $404,677    5.533       359        692        76.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                             Occupancy
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF       % OF         AVERAGE    GROSS      REMG.                  ORIG
DESCRIPTION                           BALANCE        LOAN      TOTAL         BALANCE     WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
OO                                $112,536,833        279       92.08       $403,358    5.510       359        691        76.8
INV                                 $8,097,574         20        6.63       $404,879    5.901       360        711        74.6
2H                                  $1,578,000          3        1.29       $526,000    5.275       359        660        73.8
-----------------------------------------------------------------------------------------------------------------------------------
                                  $122,212,407        302      100.00       $404,677    5.533       359        692        76.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                               Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF       % OF         AVERAGE    GROSS      REMG.                  ORIG
DESCRIPTION                           BALANCE        LOAN      TOTAL         BALANCE     WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
360                                $67,413,249        170       55.16       $396,549    5.607       360        687        77.5
359                                $49,629,609        116       40.61       $427,841    5.444       359        699        75.3
358                                 $4,415,740         14        3.61       $315,410    5.448       358        705        80.7
357                                   $614,000          1        0.50       $614,000    5.250       357        660        64.6
353                                   $139,810          1        0.11       $139,810    5.250       353        771        80.0
-----------------------------------------------------------------------------------------------------------------------------------
                                  $122,212,407        302      100.00       $404,677    5.533       359        692        76.7
-----------------------------------------------------------------------------------------------------------------------------------








------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 1
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                $122,212,407 ARM Rate Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Document Type
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF       % OF         AVERAGE    GROSS      REMG.                  ORIG
DESCRIPTION                           BALANCE        LOAN      TOTAL         BALANCE     WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
REDUCED                            $68,330,578        158       55.91       $432,472    5.514       359        695        76.2
FULL/ALT                           $24,679,491         63       20.19       $391,738    5.396       360        688        78.1
NINA                               $18,503,704         58       15.14       $319,029    5.787       360        691        77.9
NO RATIO                           $10,698,635         23        8.75       $465,158    5.533       360        684        73.8
-----------------------------------------------------------------------------------------------------------------------------------
                                  $122,212,407        302      100.00       $404,677    5.533       359        692        76.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Range of FICO
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF       % OF         AVERAGE    GROSS      REMG.                  ORIG
DESCRIPTION                           BALANCE        LOAN      TOTAL         BALANCE     WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
601 - 620                           $1,128,600          3        0.92       $376,200    5.561       360        620        79.7
621 - 640                          $15,998,652         38       13.09       $421,017    5.570       359        632        76.6
641 - 660                          $21,418,675         56       17.53       $382,476    5.666       360        650        76.6
661 - 680                          $20,299,302         50       16.61       $405,986    5.531       360        671        76.2
681 - 700                          $14,807,821         37       12.12       $400,211    5.472       360        689        76.8
701 - 720                          $11,943,250         32        9.77       $373,227    5.484       359        709        80.9
721 - 740                          $12,651,106         35       10.35       $361,460    5.463       360        729        77.8
741 - 760                          $10,608,550         25        8.68       $424,342    5.510       359        751        74.8
761 - 780                           $9,698,452         21        7.94       $461,831    5.478       359        772        76.0
781 - 800                           $3,432,000          4        2.81       $858,000    5.457       359        783        66.9
801 - 820                             $226,000          1        0.18       $226,000    5.500       360        802        82.2
-----------------------------------------------------------------------------------------------------------------------------------
                                  $122,212,407        302      100.00       $404,677    5.533       359        692        76.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                     Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF       % OF         AVERAGE    GROSS      REMG.                  ORIG
DESCRIPTION                           BALANCE        LOAN      TOTAL         BALANCE     WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
0                                 $118,627,559        294       97.07       $403,495    5.538       359        692        76.7
12                                  $2,978,000          6        2.44       $496,333    5.238       360        689        73.6
24                                    $606,848          2        0.50       $303,424    6.010       360        645        76.6
-----------------------------------------------------------------------------------------------------------------------------------
                                  $122,212,407        302      100.00       $404,677    5.533       359        692        76.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                        80% LTV/PMI Analysis               (Excludes 278 80% or less LTV Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF       % OF         AVERAGE    GROSS      REMG.                  ORIG
DESCRIPTION                           BALANCE        LOAN      TOTAL         BALANCE     WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
> 80% LTV, with MI                  $7,488,472         24      100.00       $312,020    5.630       359        703        91.2
-----------------------------------------------------------------------------------------------------------------------------------
                                    $7,488,472         24      100.00       $312,020    5.630       359        703        91.2
-----------------------------------------------------------------------------------------------------------------------------------









------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 1
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                $122,212,407 ARM Rate Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Months to Roll
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF       % OF         AVERAGE    GROSS      REMG.                  ORIG
DESCRIPTION                           BALANCE        LOAN      TOTAL         BALANCE     WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
29                                    $139,810          1        0.11       $139,810    5.250       353        771        80.0
33                                    $614,000          1        0.50       $614,000    5.250       357        660        64.6
34                                  $4,415,740         14        3.61       $315,410    5.448       358        705        80.7
35                                 $49,629,609        116       40.61       $427,841    5.444       359        699        75.3
36                                 $67,413,249        170       55.16       $396,549    5.607       360        687        77.5
-----------------------------------------------------------------------------------------------------------------------------------
                                  $122,212,407        302      100.00       $404,677    5.533       359        692        76.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                               Margin
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF       % OF         AVERAGE    GROSS      REMG.                  ORIG
DESCRIPTION                           BALANCE        LOAN      TOTAL         BALANCE     WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                     $122,212,407        302      100.00       $404,677    5.533       359        692        76.7
-----------------------------------------------------------------------------------------------------------------------------------
                                  $122,212,407        302      100.00       $404,677    5.533       359        692        76.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Maximum Rates
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF       % OF         AVERAGE    GROSS      REMG.                  ORIG
DESCRIPTION                           BALANCE        LOAN      TOTAL         BALANCE     WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
10.001 - 11.000                     $9,151,965         19        7.49       $481,682    4.867       359        709        76.1
11.001 - 12.000                    $98,667,543        235       80.73       $419,862    5.479       360        692        76.5
12.001 - 13.000                    $14,392,900         48       11.78       $299,852    6.329       360        679        78.4
-----------------------------------------------------------------------------------------------------------------------------------
                                  $122,212,407        302      100.00       $404,677    5.533       359        692        76.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                   Next Interest Adjustment Date
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF       % OF         AVERAGE    GROSS      REMG.                  ORIG
DESCRIPTION                           BALANCE        LOAN      TOTAL         BALANCE     WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
05/07                                 $139,810          1        0.11       $139,810    5.250       353        771        80.0
09/07                                 $614,000          1        0.50       $614,000    5.250       357        660        64.6
10/07                               $4,415,740         14        3.61       $315,410    5.448       358        705        80.7
11/07                              $49,629,609        116       40.61       $427,841    5.444       359        699        75.3
12/07                              $67,413,249        170       55.16       $396,549    5.607       360        687        77.5
-----------------------------------------------------------------------------------------------------------------------------------
                                  $122,212,407        302      100.00       $404,677    5.533       359        692        76.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                        Initial Fixed Period
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF       % OF         AVERAGE    GROSS      REMG.                  ORIG
DESCRIPTION                           BALANCE        LOAN      TOTAL         BALANCE     WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
36                                $122,212,407        302      100.00       $404,677    5.533       359        692        76.7
-----------------------------------------------------------------------------------------------------------------------------------
                                  $122,212,407        302      100.00       $404,677    5.533       359        692        76.7
-----------------------------------------------------------------------------------------------------------------------------------








------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 1
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                $122,212,407 ARM Rate Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Floor Rate
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF       % OF         AVERAGE    GROSS      REMG.                  ORIG
DESCRIPTION                           BALANCE        LOAN      TOTAL         BALANCE     WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                     $122,212,407        302      100.00       $404,677    5.533       359        692        76.7
-----------------------------------------------------------------------------------------------------------------------------------
                                  $122,212,407        302      100.00       $404,677    5.533       359        692        76.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                            Initial Cap
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF       % OF         AVERAGE    GROSS      REMG.                  ORIG
DESCRIPTION                           BALANCE        LOAN      TOTAL         BALANCE     WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
3.000                             $122,212,407        302      100.00       $404,677    5.533       359        692        76.7
-----------------------------------------------------------------------------------------------------------------------------------
                                  $122,212,407        302      100.00       $404,677    5.533       359        692        76.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Subsequent Cap
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF       % OF         AVERAGE    GROSS      REMG.                  ORIG
DESCRIPTION                           BALANCE        LOAN      TOTAL         BALANCE     WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                              $45,690,139        108       37.39       $423,057    5.519       359        697        74.9
2.000                              $76,522,269        194       62.61       $394,445    5.542       360        689        77.7
-----------------------------------------------------------------------------------------------------------------------------------
                                  $122,212,407        302      100.00       $404,677    5.533       359        692        76.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Range of DTI%
-----------------------------------------------------------------------------------------------------------------------------------
                                      CURRENT        # OF       % OF         AVERAGE    GROSS      REMG.                  ORIG
DESCRIPTION                           BALANCE        LOAN      TOTAL         BALANCE     WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
5.01 - 10.00                          $468,500          1        0.38       $468,500    6.375       360        774        80.0
15.01 - 20.00                         $758,500          2        0.62       $379,250    5.467       359        686        83.8
20.01 - 25.00                       $2,099,226          5        1.72       $419,845    5.339       360        702        79.8
25.01 - 30.00                       $4,530,716         11        3.71       $411,883    5.328       359        701        79.3
30.01 - 35.00                      $14,421,484         25       11.80       $576,859    5.496       359        710        72.3
35.01 - 40.00                      $17,058,136         42       13.96       $406,146    5.533       360        686        74.1
40.01 - 45.00                      $31,784,150         81       26.01       $392,397    5.442       359        699        77.1
45.01 - 50.00                      $18,725,723         44       15.32       $425,585    5.519       360        674        80.2
50.01 - 55.00                       $2,390,100          6        1.96       $398,350    5.504       360        674        79.3
> 55.00                               $773,533          4        0.63       $193,383    5.663       360        685        80.0
Unknown                            $29,202,339         81       23.89       $360,523    5.694       360        689        76.4
-----------------------------------------------------------------------------------------------------------------------------------
                                  $122,212,407        302      100.00       $404,677    5.533       359        692        76.7
-----------------------------------------------------------------------------------------------------------------------------------







------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 2
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                            $39,080,446 ARM Rate Mortgage Loans

Summary of Loans in Statistical Calculation Pool                     Range
                                                                     -----

(As of Calculation Date)

Total Number of Loans                                      159
Total Outstanding Balance                          $39,080,446
Average Loan Balance                                  $245,789         $47,952 to $511,200
WA Mortgage Rate                                        5.625%          4.625% to 7.875%
WA Mortgage Rate Net LPMI                               5.625%          4.625% to 7.875%
Net WAC                                                 5.242%          4.243% to 7.493%
ARM Characteristics
      WA Gross Margin                                   2.760%          2.750% to 4.000%
      WA Months to First Roll                               36              33 to 36
      WA First Periodic Cap                             2.992%          2.000% to 3.000%
      WA Subsequent Periodic Cap                        1.635%          1.000% to 2.000%
      WA Lifetime Cap                                  11.625%         10.625% to 13.875%
      WA Lifetime Floor                                 2.760%          2.750% to 4.000%
WA Original Term (months)                                  360             360 to 360
WA Remaining Term (months)                                 360             357 to 360
WA Age (months)                                              0               0 to 3
WA LTV                                                  78.70%          31.75% to 95.00%
WA FICO                                                    704
WA DTI%                                                 40.86%
Secured by (% of pool)         1st Liens               100.00%
                               2nd Liens                 0.00%
Prepayment Penalty at Loan Orig (% of all                2.33%
loans)
Prepay Moves Exempted          Soft                      2.33%
                               Hard                      0.00%
                               No Prepay                97.67%
                               Unknown                  -0.00%
Percent of IO                                           95.71%




-----------------------------------------------------------------------------------------------------------------------------------
  Top 5 States            Top 5 Prop             Doc Types           Purpose Codes           Occ Codes           Orig PP Term
  ------------            ----------             ---------           -------------           ---------           ------------
CA           44.31%  SFR           21.11%  REDUCE        55.78%  PUR             77.25%  OO          88.45%  0              97.67%
NV           13.65%  PUD           22.04%  NINA          22.56%  RCO             19.02%  INV          8.14%  12              0.52%
FL            7.31%  CND           14.92%  FULL/AL       17.47%  RNC              3.74%  2H           3.42%  24              1.81%
MD            6.54%  2-4U           9.05%  NO RATI        4.20%
IL            4.77%  CNDP           1.48%



-----------------------------------------------------------------------------------------------------------------------------------







------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 2
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                $39,080,446 ARM Rate Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------------
                                                            Description
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
3/1 CMT1Y                           $1,060,663          6        2.71       $176,777    6.099       359        738        74.5
3/1 CMT1Y - IO                     $23,757,909         96       60.79       $247,478    5.672       360        711        78.5
3/27 LIB6M                            $614,728          3        1.57       $204,909    5.097       358        716        72.9
3/27 LIB6M - IO                    $13,647,146         54       34.92       $252,725    5.530       359        690        79.7
-----------------------------------------------------------------------------------------------------------------------------------
                                   $39,080,446        159      100.00       $245,789    5.625       360        704        78.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00                     $47,952          1        0.12        $47,952    6.000       359        719        80.0
$50,000.01 - $100,000.00              $138,510          2        0.35        $69,255    6.225       360        748        84.8
$100,000.01 - $150,000.00           $2,124,154         17        5.44       $124,950    5.614       359        710        77.8
$150,000.01 - $200,000.00           $4,138,549         23       10.59       $179,937    5.635       359        700        78.3
$200,000.01 - $250,000.00           $8,793,005         39       22.50       $225,462    5.646       360        702        79.2
$250,000.01 - $300,000.00          $10,886,387         39       27.86       $279,138    5.666       360        709        79.3
$300,000.01 - $350,000.00          $10,304,488         32       26.37       $322,015    5.449       360        700        78.7
$350,000.01 - $400,000.00           $1,140,200          3        2.92       $380,067    6.068       360        696        73.5
$450,000.01 - $500,000.00             $996,000          2        2.55       $498,000    6.186       360        706        76.2
$500,000.01 - $550,000.00             $511,200          1        1.31       $511,200    5.625       360        743        80.0
-----------------------------------------------------------------------------------------------------------------------------------
                                   $39,080,446        159      100.00       $245,789    5.625       360        704        78.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Original Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00                     $47,952          1        0.12        $47,952    6.000       359        719        80.0
$50,000.01 - $100,000.00              $138,510          2        0.35        $69,255    6.225       360        748        84.8
$100,000.01 - $150,000.00           $2,124,154         17        5.44       $124,950    5.614       359        710        77.8
$150,000.01 - $200,000.00           $4,138,549         23       10.59       $179,937    5.635       359        700        78.3
$200,000.01 - $250,000.00           $8,793,005         39       22.50       $225,462    5.646       360        702        79.2
$250,000.01 - $300,000.00          $10,886,387         39       27.86       $279,138    5.666       360        709        79.3
$300,000.01 - $350,000.00          $10,304,488         32       26.37       $322,015    5.449       360        700        78.7
$350,000.01 - $400,000.00           $1,140,200          3        2.92       $380,067    6.068       360        696        73.5
$450,000.01 - $500,000.00             $996,000          2        2.55       $498,000    6.186       360        706        76.2
$500,000.01 - $550,000.00             $511,200          1        1.31       $511,200    5.625       360        743        80.0
-----------------------------------------------------------------------------------------------------------------------------------
                                   $39,080,446        159      100.00       $245,789    5.625       360        704        78.7
-----------------------------------------------------------------------------------------------------------------------------------







------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 2
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                $39,080,446 ARM Rate Mortgage Loans


-----------------------------------------------------------------------------------------------------------------------------------
                                                               State
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
Arkansas                              $111,200          1        0.28       $111,200    4.625       359        760        80.0
Arizona                             $1,400,174          7        3.58       $200,025    5.424       359        693        81.9
California                         $17,315,679         62       44.31       $279,285    5.561       360        713        78.6
Colorado                              $716,800          4        1.83       $179,200    5.744       360        691        82.5
Connecticut                           $295,120          1        0.76       $295,120    6.625       360        642        80.0
District of Columbia                  $248,000          1        0.63       $248,000    6.125       360        692        80.0
Florida                             $2,858,046         15        7.31       $190,536    5.482       360        694        76.3
Georgia                               $888,200          4        2.27       $222,050    4.879       359        699        77.9
Hawaii                                $331,634          1        0.85       $331,634    5.000       360        775        80.0
Illinois                            $1,863,852          8        4.77       $232,982    5.480       360        687        80.0
Indiana                               $159,000          1        0.41       $159,000    5.125       360        629        69.1
Kentucky                              $196,569          1        0.50       $196,569    5.125       359        725        80.0
Massachusetts                         $856,000          3        2.19       $285,333    6.063       360        727        73.6
Maryland                            $2,555,730         10        6.54       $255,573    5.580       359        701        82.8
Michigan                              $271,000          2        0.69       $135,500    6.076       359        694        75.0
Missouri                              $105,000          1        0.27       $105,000    5.750       359        689        77.8
North Carolina                         $72,000          1        0.18        $72,000    5.625       360        791        80.0
New Jersey                            $760,000          3        1.94       $253,333    6.664       360        709        80.0
Nevada                              $5,333,867         21       13.65       $253,994    5.815       359        692        79.9
New York                            $1,121,720          4        2.87       $280,430    5.925       360        697        71.2
South Carolina                        $126,880          1        0.32       $126,880    5.875       359        723        80.0
Virginia                            $1,493,974          7        3.82       $213,425    5.726       360        707        75.4
-----------------------------------------------------------------------------------------------------------------------------------
                                   $39,080,446        159      100.00       $245,789    5.625       360        704        78.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                          $329,850          2        0.84       $164,925    5.769       360        753        40.5
50.01 - 55.00                         $104,000          1        0.27       $104,000    4.625       360        671        50.7
55.01 - 60.00                         $365,000          1        0.93       $365,000    6.875       360        628        59.8
60.01 - 65.00                       $1,412,374          5        3.61       $282,475    5.546       360        740        61.8
65.01 - 70.00                         $943,620          5        2.41       $188,724    5.670       359        685        69.3
70.01 - 75.00                       $1,422,450          5        3.64       $284,490    5.688       360        697        73.2
75.01 - 80.00                      $32,493,195        129       83.14       $251,885    5.616       360        704        79.9
85.01 - 90.00                       $1,230,760          6        3.15       $205,127    5.424       359        715        88.2
90.01 - 95.00                         $779,196          5        1.99       $155,839    5.791       360        704        94.5
-----------------------------------------------------------------------------------------------------------------------------------
                                   $39,080,446        159      100.00       $245,789    5.625       360        704        78.7
-----------------------------------------------------------------------------------------------------------------------------------










------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 2
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                $39,080,446 ARM Rate Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------------
                                                        Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                       $8,631,291         34       22.09       $253,862    4.884       360        718        78.0
5.001 - 5.500                       $5,054,022         21       12.93       $240,668    5.224       360        698        79.4
5.501 - 6.000                      $19,029,080         78       48.69       $243,963    5.728       360        705        79.4
6.001 - 6.500                       $2,196,402          8        5.62       $274,550    6.178       360        696        79.3
6.501 - 7.000                       $3,370,000         15        8.62       $224,667    6.743       360        687        75.0
7.001 - 7.500                         $499,650          2        1.28       $249,825    7.243       359        642        80.0
7.501 - 8.000                         $300,000          1        0.77       $300,000    7.875       360        688        80.0
-----------------------------------------------------------------------------------------------------------------------------------
                                   $39,080,446        159      100.00       $245,789    5.625       360        704        78.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Property Type
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
SFR                                $19,973,239         85       51.11       $234,979    5.580       360        706        78.4
PUD                                 $8,613,843         37       22.04       $232,807    5.572       359        696        79.3
CND                                 $5,830,064         24       14.92       $242,919    5.501       359        704        80.3
2-4U                                $3,535,400          9        9.05       $392,822    6.253       360        717        75.3
CNDP                                  $579,900          2        1.48       $289,950    5.142       360        672        80.0
TWN                                   $548,000          2        1.40       $274,000    5.851       360        716        83.1
-----------------------------------------------------------------------------------------------------------------------------------
                                   $39,080,446        159      100.00       $245,789    5.625       360        704        78.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                              Purpose
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
PUR                                $30,188,248        122       77.25       $247,445    5.565       360        708        80.4
RCO                                 $7,432,505         31       19.02       $239,758    5.979       360        693        73.3
RNC                                 $1,459,693          6        3.74       $243,282    5.064       359        686        70.6
-----------------------------------------------------------------------------------------------------------------------------------
                                   $39,080,446        159      100.00       $245,789    5.625       360        704        78.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                             Occupancy
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
OO                                 $34,564,935        144       88.45       $240,034    5.519       360        705        79.0
INV                                 $3,179,204         10        8.14       $317,920    6.565       360        709        75.0
2H                                  $1,336,306          5        3.42       $267,261    6.127       359        674        80.0
-----------------------------------------------------------------------------------------------------------------------------------
                                   $39,080,446        159      100.00       $245,789    5.625       360        704        78.7
-----------------------------------------------------------------------------------------------------------------------------------










------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 2
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                $39,080,446 ARM Rate Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------------
                                               Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
360                                $24,721,121         96       63.26       $257,512    5.682       360        703        78.6
359                                $11,319,820         50       28.97       $226,396    5.414       359        709        78.5
358                                 $2,443,814         10        6.25       $244,381    5.854       358        689        80.1
357                                   $595,691          3        1.52       $198,564    6.319       357        768        80.0
-----------------------------------------------------------------------------------------------------------------------------------
                                   $39,080,446        159      100.00       $245,789    5.625       360        704        78.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Document Type
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
REDUCED                            $21,797,589         79       55.78       $275,919    5.559       360        706        79.8
NINA                                $8,814,849         40       22.56       $220,371    6.030       360        699        74.9
FULL/ALT                            $6,828,158         33       17.47       $206,914    5.303       359        711        80.3
NO RATIO                            $1,639,850          7        4.20       $234,264    5.665       360        676        77.4
-----------------------------------------------------------------------------------------------------------------------------------
                                   $39,080,446        159      100.00       $245,789    5.625       360        704        78.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Range of FICO
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
601 - 620                             $179,500          1        0.46       $179,500    5.125       359        620        80.0
621 - 640                           $2,834,561         13        7.25       $218,043    6.073       360        632        77.1
641 - 660                           $4,552,764         18       11.65       $252,931    5.924       360        652        77.9
661 - 680                           $3,787,860         14        9.69       $270,561    5.474       359        670        79.1
681 - 700                           $6,936,682         27       17.75       $256,914    5.555       360        688        78.5
701 - 720                           $6,413,214         27       16.41       $237,526    5.503       359        712        80.2
721 - 740                           $5,338,025         23       13.66       $232,088    5.529       359        730        79.6
741 - 760                           $5,039,547         19       12.90       $265,239    5.535       360        749        80.6
761 - 780                           $2,351,386         10        6.02       $235,139    5.487       360        769        75.8
781 - 800                             $777,000          4        1.99       $194,250    5.625       359        796        79.9
801 - 820                             $333,700          1        0.85       $333,700    5.000       360        804        61.2
821 - 840                             $300,000          1        0.77       $300,000    6.875       360        822        61.9
Unknown                               $236,206          1        0.60       $236,206    7.375       357                   80.0
-----------------------------------------------------------------------------------------------------------------------------------
                                   $39,080,446        159      100.00       $245,789    5.625       360        704        78.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                     Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
0                                  $38,168,446        156       97.67       $244,670    5.625       360        704        78.7










------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 2
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                $39,080,446 ARM Rate Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------------
                                                     Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
12                                    $204,000          1        0.52       $204,000    5.625       359        704        80.0
24                                    $708,000          2        1.81       $354,000    5.625       359        713        80.0
-----------------------------------------------------------------------------------------------------------------------------------
                                   $39,080,446        159      100.00       $245,789    5.625       360        704        78.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                        80% LTV/PMI Analysis               (Excludes 148 80% or less LTV Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
> 80% LTV, with MI                  $2,009,956         11      100.00       $182,723    5.566       359        711        90.6
-----------------------------------------------------------------------------------------------------------------------------------
                                    $2,009,956         11      100.00       $182,723    5.566       359        711        90.6
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Months to Roll
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
33                                    $595,691          3        1.52       $198,564    6.319       357        768        80.0
34                                  $2,443,814         10        6.25       $244,381    5.854       358        689        80.1
35                                 $11,319,820         50       28.97       $226,396    5.414       359        709        78.5
36                                 $24,721,121         96       63.26       $257,512    5.682       360        703        78.6
-----------------------------------------------------------------------------------------------------------------------------------
                                   $39,080,446        159      100.00       $245,789    5.625       360        704        78.7

----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                               Margin
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                      $38,780,446        158       99.23       $245,446    5.625       360        704        78.6
3.001 - 4.000                         $300,000          1        0.77       $300,000    5.625       360        735        85.7
-----------------------------------------------------------------------------------------------------------------------------------
                                   $39,080,446        159      100.00       $245,789    5.625       360        704        78.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Maximum Rates
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
10.001 - 11.000                     $8,631,291         34       22.09       $253,862    4.884       360        718        78.0
11.001 - 12.000                    $24,083,102         99       61.62       $243,264    5.622       360        703        79.4
12.001 - 13.000                     $5,566,402         23       14.24       $242,017    6.520       360        691        76.7
13.001 - 14.000                       $799,650          3        2.05       $266,550    7.480       359        666        80.0
-----------------------------------------------------------------------------------------------------------------------------------
                                   $39,080,446        159      100.00       $245,789    5.625       360        704        78.7
-----------------------------------------------------------------------------------------------------------------------------------









------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 2
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                $39,080,446 ARM Rate Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------------
                                                   Next Interest Adjustment Date
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
09/07                                 $595,691          3        1.52       $198,564    6.319       357        768        80.0
10/07                               $2,443,814         10        6.25       $244,381    5.854       358        689        80.1
11/07                              $11,319,820         50       28.97       $226,396    5.414       359        709        78.5
12/07                              $24,721,121         96       63.26       $257,512    5.682       360        703        78.6
-----------------------------------------------------------------------------------------------------------------------------------
                                   $39,080,446        159      100.00       $245,789    5.625       360        704        78.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                        Initial Fixed Period
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
36                                 $39,080,446        159      100.00       $245,789    5.625       360        704        78.7
-----------------------------------------------------------------------------------------------------------------------------------
                                   $39,080,446        159      100.00       $245,789    5.625       360        704        78.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                             Floor Rate
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                      $38,780,446        158       99.23       $245,446    5.625       360        704        78.6
3.001 - 4.000                         $300,000          1        0.77       $300,000    5.625       360        735        85.7
-----------------------------------------------------------------------------------------------------------------------------------
                                   $39,080,446        159      100.00       $245,789    5.625       360        704        78.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                            Initial Cap
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.000                                 $300,000          1        0.77       $300,000    5.625       360        735        85.7
3.000                              $38,780,446        158       99.23       $245,446    5.625       360        704        78.6
-----------------------------------------------------------------------------------------------------------------------------------
                                   $39,080,446        159      100.00       $245,789    5.625       360        704        78.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Subsequent Cap
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                              $14,261,874         57       36.49       $250,208    5.511       359        691        79.4
2.000                              $24,818,572        102       63.51       $243,319    5.690       360        712        78.3
-----------------------------------------------------------------------------------------------------------------------------------
                                   $39,080,446        159      100.00       $245,789    5.625       360        704        78.7
-----------------------------------------------------------------------------------------------------------------------------------








------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 2
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                $39,080,446 ARM Rate Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Range of DTI%
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                         $511,200          1        1.31       $511,200    5.625       360        743        80.0
20.01 - 25.00                         $540,206          2        1.38       $270,103    6.390       359        676        80.0
25.01 - 30.00                         $912,199          6        2.33       $152,033    5.500       359        708        80.7
30.01 - 35.00                       $2,580,272         11        6.60       $234,570    5.464       359        710        77.7
35.01 - 40.00                       $6,440,828         25       16.48       $257,633    5.534       360        703        80.3
40.01 - 45.00                      $10,824,348         40       27.70       $270,609    5.512       360        710        80.2
45.01 - 50.00                       $4,866,351         18       12.45       $270,353    5.475       360        698        80.4
50.01 - 55.00                         $980,050          5        2.51       $196,010    5.024       359        710        78.0
> 55.00                               $970,292          4        2.48       $242,573    5.221       358        752        80.0
Unknown                            $10,454,699         47       26.75       $222,440    5.973       360        696        75.3
-----------------------------------------------------------------------------------------------------------------------------------
                                   $39,080,446        159      100.00       $245,789    5.625       360        704        78.7
-----------------------------------------------------------------------------------------------------------------------------------










------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 3
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                        $59,846,710 ARM Rate Mortgage Loans

Summary of Loans in Statistical Calculation Pool                     Range
                                                                     -----
(As of Calculation Date)

Total Number of Loans                                      278
Total Outstanding Balance                          $59,846,710
Average Loan Balance                                  $215,276         $40,800 to $550,800
WA Mortgage Rate                                        5.759%          4.625% to 10.250%
WA Mortgage Rate Net LPMI                               5.759%          4.625% to 10.250%
Net WAC                                                 5.377%          4.243% to 9.868%
ARM Characteristics
      WA Gross Margin                                   2.750%          2.750% to 2.750%
      WA Months to First Roll                               59              53 to 60
      WA First Periodic Cap                             5.000%          5.000% to 5.000%
      WA Subsequent Periodic Cap                        1.662%          1.000% to 2.000%
      WA Lifetime Cap                                  11.781%         10.625% to 16.250%
      WA Lifetime Floor                                 2.750%          2.750% to 2.250%
WA Original Term (months)                                  360             360 to 360
WA Remaining Term (months)                                 359             353 to 360
WA Age (months)                                              1               0 to 7
WA LTV                                                  78.45%          30.74% to 95.00%
WA FICO                                                    702
WA DTI%                                                 39.26%
Secured by (% of pool)         1st Liens               100.00%
                               2nd Liens                 0.00%
Prepayment Penalty at Loan Orig (% of all                2.33%
loans)
Prepay Moves Exempted          Soft                      2.33%
                               Hard                      0.00%
                               No Prepay                97.67%
                               Unknown                   0.00%
Percent of IO                                           90.25%




-----------------------------------------------------------------------------------------------------------------------------------
  Top 5 States            Top 5 Prop             Doc Types           Purpose Codes           Occ Codes           Orig PP Term
  ------------            ----------             ---------           -------------           ---------           ------------
CA           31.88%  SFR           47.91%  REDUCE        47.53%  PUR             69.91%  OO          85.58%   0             97.67%
FL            8.48%  PUD           28.17%  FULL/AL       23.94%  RCO             23.48%  INV         10.96%  12              1.70%
MD            7.00%  CND           12.95%  NINA          22.29%  RNC              6.61%  2H           3.47%  24              0.63%
VA            6.13%  2-4U           6.89%  NO RATI        6.23%
NV            5.80%  TWN            2.39%


-----------------------------------------------------------------------------------------------------------------------------------







------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 3
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                $59,846,710 ARM Rate Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------------
                                                            Description
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
5/1 CMT1Y                           $5,455,505         25        9.12       $218,220    5.619       357        688        80.6
5/1 CMT1Y - IO                     $34,146,728        153       57.06       $223,181    5.732       359        705        78.3
5/25 LIB6M                            $376,771          2        0.63       $188,386    5.939       358        683        68.2
5/25 LIB6M - IO                    $19,867,706         98       33.20       $202,732    5.841       360        700        78.4

-----------------------------------------------------------------------------------------------------------------------------------
                                   $59,846,710        278      100.00       $215,276    5.759       359        702        78.5
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00                     $40,800          1        0.07        $40,800    6.250       359        726        80.0
$50,000.01 - $100,000.00            $1,565,102         18        2.62        $86,950    6.431       360        704        79.0
$100,000.01 - $150,000.00           $5,539,255         44        9.26       $125,892    5.865       359        699        76.8
$150,000.01 - $200,000.00          $10,827,228         61       18.09       $177,496    5.762       359        708        79.6
$200,000.01 - $250,000.00          $12,268,725         54       20.50       $227,199    5.777       359        696        78.9
$250,000.01 - $300,000.00          $15,846,751         58       26.48       $273,220    5.714       359        703        77.5
$300,000.01 - $350,000.00          $12,779,363         40       21.35       $319,484    5.646       359        702        78.8
$400,000.01 - $450,000.00             $428,687          1        0.72       $428,687    5.250       358        697        80.0
$550,000.01 - $600,000.00             $550,800          1        0.92       $550,800    6.625       359        688        80.0
-------------------------------------------------------------------------------------------------------------------------------
                                   $59,846,710        278      100.00       $215,276    5.759       359        702        78.5
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Original Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00                     $40,800          1        0.07        $40,800    6.250       359        726        80.0
$50,000.01 - $100,000.00            $1,565,102         18        2.62        $86,950    6.431       360        704        79.0
$100,000.01 - $150,000.00           $5,539,255         44        9.26       $125,892    5.865       359        699        76.8
$150,000.01 - $200,000.00          $10,827,228         61       18.09       $177,496    5.762       359        708        79.6
$200,000.01 - $250,000.00          $12,268,725         54       20.50       $227,199    5.777       359        696        78.9
$250,000.01 - $300,000.00          $15,846,751         58       26.48       $273,220    5.714       359        703        77.5
$300,000.01 - $350,000.00          $12,779,363         40       21.35       $319,484    5.646       359        702        78.8
$400,000.01 - $450,000.00             $428,687          1        0.72       $428,687    5.250       358        697        80.0
$550,000.01 - $600,000.00             $550,800          1        0.92       $550,800    6.625       359        688        80.0
-------------------------------------------------------------------------------------------------------------------------------
                                   $59,846,710        278      100.00       $215,276    5.759       359        702        78.5
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                               State
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 3
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                $59,846,710 ARM Rate Mortgage Loans


-----------------------------------------------------------------------------------------------------------------------------------
                                                               State
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
Arkansas                              $143,441          1        0.24       $143,441    5.875       358        688       95.0
Arizona                             $2,722,326         16        4.55       $170,145    5.840       359        694       78.1
California                         $19,079,067         76       31.88       $251,040    5.713       359        708       75.8
Colorado                            $1,939,182         11        3.24       $176,289    5.637       360        715       81.4
Connecticut                           $150,000          1        0.25       $150,000    6.250       360        631       35.8
District of Columbia                  $368,800          2        0.62       $184,400    5.126       359        736       80.0
Florida                             $5,075,278         27        8.48       $187,973    5.897       360        688       80.3
Georgia                             $1,318,886          6        2.20       $219,814    5.643       359        684       87.1
Hawaii                              $1,402,505          4        2.34       $350,626    5.572       359        679       73.2
Iowa                                  $234,000          1        0.39       $234,000    5.750       360        651       75.0
Idaho                                 $198,200          2        0.33        $99,100    6.428       360        725       85.7
Illinois                            $1,850,118         10        3.09       $185,012    5.794       359        719       84.8
Massachusetts                         $948,200          4        1.58       $237,050    6.014       360        697       77.2
Maryland                            $4,191,405         17        7.00       $246,553    5.609       359        722       80.7
Michigan                              $771,536          5        1.29       $154,307    5.684       358        703       82.8
Minnesota                             $500,400          3        0.84       $166,800    5.804       360        722       80.0
Missouri                              $258,750          1        0.43       $258,750    5.875       360        652       74.9
Montana                               $237,901          1        0.40       $237,901    5.750       358        643       80.0
North Carolina                      $1,280,500          7        2.14       $182,929    5.679       360        683       78.3
Nebraska                              $110,400          1        0.18       $110,400    5.250       359        719       80.0
New Jersey                          $1,176,750          5        1.97       $235,350    6.330       360        669       76.6
New Mexico                            $166,400          1        0.28       $166,400    6.250       360        707       80.0
Nevada                              $3,468,158         15        5.80       $231,211    5.783       359        691       78.4
New York                            $2,015,099          8        3.37       $251,887    5.903       359        691       76.9
Ohio                                  $661,415          5        1.11       $132,283    6.259       360        696       82.3
Oklahoma                              $150,500          1        0.25       $150,500    5.500       359        671       93.9
Oregon                                $199,000          2        0.33        $99,500    6.750       360        621       69.7
Pennsylvania                          $470,807          3        0.79       $156,936    6.424       359        714       87.2
South Carolina                        $614,595          4        1.03       $153,649    6.203       360        679       82.3
Texas                               $1,043,613          7        1.74       $149,088    5.554       359        723       79.9
Utah                                  $348,800          2        0.58       $174,400    5.607       360        660       61.6
Virginia                            $3,666,545         16        6.13       $229,159    5.693       359        710       77.8
Washington                          $2,736,750         11        4.57       $248,795    5.573       360        706       83.1
Wisconsin                             $347,384          2        0.58       $173,692    5.558       360        717       80.0
-----------------------------------------------------------------------------------------------------------------------------------
                                   $59,846,710        278      100.00       $215,276    5.759       359        702        78.5
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------








------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 3
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                $59,846,710 ARM Rate Mortgage Loans


-----------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                        $1,577,250          8        2.64       $197,156    5.928       360        678       42.8
50.01 - 55.00                         $580,000          3        0.97       $193,333    5.850       360        748       54.4
55.01 - 60.00                         $527,458          2        0.88       $263,729    5.526       359        743       57.5
60.01 - 65.00                       $1,444,450          6        2.41       $240,742    5.554       360        712       62.1
65.01 - 70.00                       $2,563,952         12        4.28       $213,663    5.945       358        687       68.0
70.01 - 75.00                       $3,429,520         15        5.73       $228,635    5.910       360        672       74.4
75.01 - 80.00                      $44,122,222        203       73.73       $217,351    5.715       359        702       79.8
85.01 - 90.00                       $1,508,202          8        2.52       $188,525    6.003       360        674       89.9
90.01 - 95.00                       $4,093,656         21        6.84       $194,936    5.921       359        732       94.8
-----------------------------------------------------------------------------------------------------------------------------------
                                   $59,846,710        278      100.00       $215,276    5.759       359        702        78.5
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                        Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                       $1,120,240          6        1.87       $186,707    4.964       360        739        75.6
5.001 - 5.500                      $18,912,893         80       31.60       $236,411    5.366       359        715        79.1
5.501 - 6.000                      $29,709,076        136       49.64       $218,449    5.790       359        697        78.2
6.001 - 6.500                       $6,871,110         39       11.48       $176,182    6.282       359        692        79.3
6.501 - 7.000                       $2,427,002         11        4.06       $220,637    6.701       360        671        74.5
7.001 - 7.500                         $634,389          4        1.06       $158,597    7.363       360        665        82.2
7.501 - 8.000                         $100,000          1        0.17       $100,000    7.625       360        662        80.0
10.001 - 10.500                        $72,000          1        0.12        $72,000   10.250       359        658        80.0
-----------------------------------------------------------------------------------------------------------------------------------
                                   $59,846,710        278      100.00       $215,276    5.759       359        702        78.5
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Property Type
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
SFR                                $28,672,860        139       47.91       $206,280    5.783       359        698        77.9
PUD                                $16,857,352         76       28.17       $221,807    5.683       359        699        79.6
CND                                 $7,752,936         34       12.95       $228,028    5.645       359        726        79.2
2-4U                                $4,126,099         17        6.89       $242,712    6.126       358        686        75.0
TWN                                 $1,429,868          8        2.39       $178,734    5.720       360        715        78.2
CNDP                                $1,007,595          4        1.68       $251,899    5.776       360        721        84.1
-----------------------------------------------------------------------------------------------------------------------------------
                                   $59,846,710        278      100.00       $215,276    5.759       359        702        78.5
-----------------------------------------------------------------------------------------------------------------------------------







------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 3
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                $59,846,710 ARM Rate Mortgage Loans


-----------------------------------------------------------------------------------------------------------------------------------
                                                              Purpose
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
PUR                                $41,836,134        198       69.91       $211,294    5.693       359        710        80.4
RCO                                $14,053,940         62       23.48       $226,676    5.980       359        681        73.0
RNC                                 $3,956,636         18        6.61       $219,813    5.675       360        682        77.2
-----------------------------------------------------------------------------------------------------------------------------------
                                   $59,846,710        278      100.00       $215,276    5.759       359        702        78.5
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                             Occupancy
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
OO                                 $51,214,604        231       85.58       $221,708    5.702       359        703        79.3
INV                                 $6,556,379         37       10.96       $177,199    6.179       359        688        73.2
2H                                  $2,075,727         10        3.47       $207,573    5.850       359        702        73.2
-----------------------------------------------------------------------------------------------------------------------------------
                                   $59,846,710        278      100.00       $215,276    5.759       359        702        78.5
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                               Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
360                                $31,256,889        146       52.23       $214,088    5.823       360        696        78.2
359                                $20,915,432         99       34.95       $211,267    5.706       359        711        79.2
358                                 $5,731,430         24        9.58       $238,810    5.576       358        701        78.1
357                                   $236,000          1        0.39       $236,000    5.875       357        757        80.0
356                                   $112,667          1        0.19       $112,667    6.250       356        673        80.0
355                                   $188,000          1        0.31       $188,000    5.625       355        768        80.0
353                                 $1,406,292          6        2.35       $234,382    5.835       353        675        74.7
-----------------------------------------------------------------------------------------------------------------------------------
                                   $59,846,710        278      100.00       $215,276    5.759       359        702        78.5
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Document Type
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
REDUCED                            $28,446,236        129       47.53       $220,513    5.755       359        693        78.9
FULL/ALT                           $14,328,880         69       23.94       $207,665    5.561       359        712        80.1
NINA                               $13,341,606         63       22.29       $211,772    5.961       359        705        76.0
NO RATIO                            $3,729,987         17        6.23       $219,411    5.823       360        709        77.2
-----------------------------------------------------------------------------------------------------------------------------------
                                   $59,846,710        278      100.00       $215,276    5.759       359        702        78.5
-----------------------------------------------------------------------------------------------------------------------------------






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 3
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                $59,846,710 ARM Rate Mortgage Loans


-----------------------------------------------------------------------------------------------------------------------------------
                                                           Range of FICO
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
601 - 620                           $  280,000          1        0.47       $280,000    5.629       360        620        60.2
621 - 640                           $5,029,546         23        8.40       $218,676    6.012       359        632        75.3
641 - 660                           $7,191,650         33       12.02       $217,929    5.940       359        650        76.4
661 - 680                           $9,487,540         44       15.85       $215,626    5.778       359        670        77.8
681 - 700                           $9,663,165         43       16.15       $224,725    5.857       359        692        80.2
701 - 720                           $8,992,572         42       15.03       $214,109    5.618       359        710        80.0
721 - 740                           $5,528,782         28        9.24       $197,456    5.604       359        733        79.2
741 - 760                           $5,658,449         27        9.45       $209,572    5.692       359        750        81.4
761 - 780                           $5,015,879         24        8.38       $208,995    5.617       359        769        79.7
781 - 800                           $2,157,329          9        3.60       $239,703    5.536       359        787        74.2
801 - 820                             $841,799          4        1.41       $210,450    5.807       360        810        70.9
-----------------------------------------------------------------------------------------------------------------------------------
                                   $59,846,710        278      100.00       $215,276    5.759       359        702        78.5
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                     Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
0                                  $58,452,520        272       97.67       $214,899    5.763       359        702        78.5
12                                  $1,019,632          4        1.70       $254,908    5.492       359        694        82.2
24                                    $374,558          2        0.63       $187,279    5.819       358        667        68.2
-----------------------------------------------------------------------------------------------------------------------------------
                                   $59,846,710        278      100.00       $215,276    5.759       359        702        78.5
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                        80% LTV/PMI Analysis               (Excludes 249 80% or less LTV Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
> 80% LTV, with MI                  $5,601,858         29      100.00       $193,168    5.943       360        716        93.5
-----------------------------------------------------------------------------------------------------------------------------------
                                    $5,601,858         29      100.00       $193,168    5.943       360        716        93.5
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Months to Roll
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
53                                  $1,406,292          6        2.35       $234,382    5.835       353        675        74.7
55                                    $188,000          1        0.31       $188,000    5.625       355        768        80.0
56                                    $112,667          1        0.19       $112,667    6.250       356        673        80.0
57                                    $236,000          1        0.39       $236,000    5.875       357        757        80.0
58                                  $5,731,430         24        9.58       $238,810    5.576       358        701        78.1
59                                 $20,915,432         99       34.95       $211,267    5.706       359        711        79.2
60                                 $31,256,889        146       52.23       $214,088    5.823       360        696        78.2







------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 3
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                $59,846,710 ARM Rate Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Months to Roll
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                   $59,846,710        278      100.00       $215,276    5.759       359        702        78.5
----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                               Margin
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                      $59,846,710        278      100.00       $215,276    5.759       359        702        78.5
-----------------------------------------------------------------------------------------------------------------------------------
                                   $59,846,710        278      100.00       $215,276    5.759       359        702        78.5
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Maximum Rates
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
10.001 - 11.000                     $1,120,240          6        1.87       $186,707    4.964       360        739        75.6
11.001 - 12.000                    $47,884,742        213       80.01       $224,811    5.624       359        704        78.6
12.001 - 13.000                     $9,795,265         52       16.37       $188,370    6.341       359        688        77.9
13.001 - 14.000                       $974,464          6        1.63       $162,411    7.116       358        666        79.0
16.001 - 17.000                        $72,000          1        0.12        $72,000   10.250       359        658        80.0
-----------------------------------------------------------------------------------------------------------------------------------
                                   $59,846,710        278      100.00       $215,276    5.759       359        702        78.5
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                   Next Interest Adjustment Date
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
05/09                               $1,406,292          6        2.35       $234,382    5.835       353        675        74.7
07/09                                 $188,000          1        0.31       $188,000    5.625       355        768        80.0
08/09                                 $112,667          1        0.19       $112,667    6.250       356        673        80.0
09/09                                 $236,000          1        0.39       $236,000    5.875       357        757        80.0
10/09                               $5,731,430         24        9.58       $238,810    5.576       358        701        78.1
11/09                              $20,915,432         99       34.95       $211,267    5.706       359        711        79.2
12/09                              $31,256,889        146       52.23       $214,088    5.823       360        696        78.2
-----------------------------------------------------------------------------------------------------------------------------------
                                   $59,846,710        278      100.00       $215,276    5.759       359        702        78.5
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                        Initial Fixed Period
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
60                                 $59,846,710        278      100.00       $215,276    5.759       359        702        78.5
-----------------------------------------------------------------------------------------------------------------------------------
                                   $59,846,710        278      100.00       $215,276    5.759       359        702        78.5
-----------------------------------------------------------------------------------------------------------------------------------







------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 3
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                $59,846,710 ARM Rate Mortgage Loans


-----------------------------------------------------------------------------------------------------------------------------------
                                                             Floor Rate
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                      $59,846,710        278      100.00       $215,276    5.759       359        702        78.5
-----------------------------------------------------------------------------------------------------------------------------------
                                   $59,846,710        278      100.00       $215,276    5.759       359        702        78.5
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                            Initial Cap
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
5.000                              $59,846,710        278      100.00       $215,276    5.759       359        702        78.5
-----------------------------------------------------------------------------------------------------------------------------------
                                   $59,846,710        278      100.00       $215,276    5.759       359        702        78.5
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Subsequent Cap
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                              $20,244,477        100       33.83       $202,445    5.843       359        700        78.2
2.000                              $39,602,233        178       66.17       $222,484    5.716       359        702        78.6
-----------------------------------------------------------------------------------------------------------------------------------
                                   $59,846,710        278      100.00       $215,276    5.759       359        702        78.5
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Range of DTI%
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
5.01 - 10.00                          $424,564          3        0.71       $141,521    6.229       359        650        77.1
10.01 - 15.00                          $72,000          1        0.12        $72,000   10.250       359        658        80.0
15.01 - 20.00                       $1,358,675          7        2.27       $194,096    5.728       358        705        78.2
20.01 - 25.00                       $1,460,706          9        2.44       $162,301    5.925       359        677        76.2
25.01 - 30.00                       $3,266,861         17        5.46       $192,168    5.872       359        699        78.2
30.01 - 35.00                       $4,153,033         19        6.94       $218,581    5.735       360        678        79.7
35.01 - 40.00                       $9,529,753         42       15.92       $226,899    5.582       359        702        79.6
40.01 - 45.00                      $12,636,002         57       21.11       $221,684    5.621       359        707        80.1
45.01 - 50.00                       $6,882,554         29       11.50       $237,329    5.769       359        706        78.9
50.01 - 55.00                       $1,791,416          9        2.99       $199,046    5.564       359        693        78.9
> 55.00                             $1,199,554          5        2.00       $239,911    5.581       358        705        80.0
Unknown                            $17,071,594         80       28.53       $213,395    5.931       359        706        76.3
-----------------------------------------------------------------------------------------------------------------------------------
                                   $59,846,710        278      100.00       $215,276    5.759       359        702        78.5
-----------------------------------------------------------------------------------------------------------------------------------






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 4
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                        $92,164,061 ARM Rate Mortgage Loans

Summary of Loans in Statistical Calculation Pool                     Range
                                                                     -----
(As of Calculation Date)

Total Number of Loans                                      183
Total Outstanding Balance                          $92,164,061
Average Loan Balance                                  $503,629         $336,524 to $1,442,500
WA Mortgage Rate                                        5.787%           4.500% to 7.500%
WA Mortgage Rate Net LPMI                               5.787%           4.500% to 7.500%
Net WAC                                                 5.405%           4.118% to 7.118%
ARM Characteristics
      WA Gross Margin                                   2.744%           2.250% to 2.750%
      WA Months to First Roll                               60              54 to 60
      WA First Periodic Cap                             5.000%          5.000% to 5.000%
      WA Subsequent Periodic Cap                        1.606%          1.000% to 2.000%
      WA Lifetime Cap                                  11.765%         10.000% to 13.375%
      WA Lifetime Floor                                 2.744%          2.250% to 2.750%
WA Original Term (months)                                  360             360 to 360
WA Remaining Term (months)                                 360             354 to 360
WA Age (months)                                              0               0 to 6
WA LTV                                                  74.25%          32.56% to 95.00%
WA FICO                                                    698
WA DTI%                                                 39.25%
Secured by (% of pool)         1st Liens               100.00%
                               2nd Liens                 0.00%
Prepayment Penalty at Loan Orig (% of all                3.08%
loans)
Prepay Moves Exempted          Soft                      3.08%
                               Hard                      0.00%
                               No Prepay                96.92%
                               Unknown                   0.00%
Percent of IO                                           77.72%




-----------------------------------------------------------------------------------------------------------------------------------
  Top 5 States            Top 5 Prop             Doc Types           Purpose Codes           Occ Codes           Orig PP Term
  ------------            ----------             ---------           -------------           ---------           ------------
CA           67.27%   SFR          65.69%   REDUCE       52.78%  PUR             48.67%  OO          81.07%  0              96.92%
NY            5.19%   PUD          18.82%   FULL/AL      20.95%  RCO             39.46%  INV         15.74%  12              2.22%
VA            3.62%   2-4U          8.18%   NINA         14.26%  RNC             11.87%  2H           3.18%  24              0.86%
FL            3.42%   CND           4.43%   NO RATI      12.01%
NJ            3.24%   CNDP          1.50%


-----------------------------------------------------------------------------------------------------------------------------------







------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 4
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                               $92,164,061 ARM Rate Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------------
                                                            Description
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
5/1 CMT1Y                          $15,367,711         32       16.67       $480,241    5.657       360        698        73.6
5/1 CMT1Y - IO                     $40,057,748         80       43.46       $500,722    5.788       360        705        75.1
5/25 LIB6M                          $5,163,111         11        5.60       $469,374    5.880       360        696        75.9
5/25 LIB6M - IO                    $31,575,490         60       34.26       $526,258    5.835       359        689        73.2
-----------------------------------------------------------------------------------------------------------------------------------
                                   $92,164,061        183      100.00       $503,629    5.787       360        698        74.3
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
$300,000.01 - $350,000.00           $5,468,210         16        5.93       $341,763    5.773       360        695        76.2
$350,000.01 - $400,000.00          $18,243,146         48       19.79       $380,066    5.803       359        691        76.9
$400,000.01 - $450,000.00           $7,237,294         17        7.85       $425,723    5.825       360        692        74.8
$450,000.01 - $500,000.00          $17,528,549         37       19.02       $473,745    5.890       360        693        75.9
$500,000.01 - $550,000.00           $5,813,184         11        6.31       $528,471    5.602       360        702        71.6
$550,000.01 - $600,000.00          $11,518,569         20       12.50       $575,928    5.701       360        704        75.1
$600,000.01 - $650,000.00           $9,050,579         14        9.82       $646,470    5.964       360        700        74.4
$650,000.01 - $700,000.00           $2,033,000          3        2.21       $677,667    5.832       360        695        60.7
$700,000.01 - $750,000.00           $2,970,000          4        3.22       $742,500    6.222       360        658        69.3
$750,000.01 - $1,000,000.00         $9,706,630         11       10.53       $882,421    5.600       359        710        70.1
$1,000,000.01 - $1,500,000.0        $2,594,900          2        2.82     $1,297,450    5.257       359        760        72.3
-----------------------------------------------------------------------------------------------------------------------------------
                                   $92,164,061        183      100.00       $503,629    5.787       360        698        74.3
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Original Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
$300,000.01 - $350,000.00           $5,468,210         16        5.93       $341,763    5.773       360        695        76.2
$350,000.01 - $400,000.00          $18,243,146         48       19.79       $380,066    5.803       359        691        76.9
$400,000.01 - $450,000.00           $7,237,294         17        7.85       $425,723    5.825       360        692        74.8
$450,000.01 - $500,000.00          $17,528,549         37       19.02       $473,745    5.890       360        693        75.9
$500,000.01 - $550,000.00           $5,813,184         11        6.31       $528,471    5.602       360        702        71.6
$550,000.01 - $600,000.00          $11,518,569         20       12.50       $575,928    5.701       360        704        75.1
$600,000.01 - $650,000.00           $9,050,579         14        9.82       $646,470    5.964       360        700        74.4
$650,000.01 - $700,000.00           $2,033,000          3        2.21       $677,667    5.832       360        695        60.7
$700,000.01 - $750,000.00           $2,970,000          4        3.22       $742,500    6.222       360        658        69.3
$750,000.01 - $800,000.00           $1,556,000          2        1.69       $778,000    5.061       358        730        80.0
$800,000.01 - $850,000.00           $2,515,000          3        2.73       $838,333    5.626       360        717        64.0
$850,000.01 - $900,000.00           $1,789,242          2        1.94       $894,621    5.686       359        765        68.0
$900,000.01 - $950,000.00           $1,846,389          2        2.00       $923,194    5.437       359        647        70.5






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 4
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                               $92,164,061 ARM Rate Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Original Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
$950,000.01 - $1,000,000.00         $2,000,000          2        2.17     $1,000,000    6.063       360        693        71.8
$1,250,000.01 - $1,300,000.0        $1,262,400          1        1.37     $1,262,400    5.000       359        778        80.0
$1,300,000.01 - $1,350,000.0        $1,332,500          1        1.45     $1,332,500    5.500       359        743        65.0
-----------------------------------------------------------------------------------------------------------------------------------
                                   $92,164,061        183      100.00       $503,629    5.787       360        698        74.3
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                       State
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
Arizona                             $2,846,000          5        3.09       $569,200    6.014       360        682        76.2
California                         $61,995,907        123       67.27       $504,032    5.751       360        703        74.1
Colorado                            $2,013,000          4        2.18       $503,250    5.717       360        703        73.7
Connecticut                         $1,000,000          1        1.09     $1,000,000    6.250       359        709        66.7
Florida                             $3,148,000          6        3.42       $524,667    5.711       360        666        65.2
Georgia                               $936,000          2        1.02       $468,000    5.865       360        660        64.4
Hawaii                                $559,200          1        0.61       $559,200    5.875       360        753        80.0
Illinois                            $2,187,146          5        2.37       $437,429    6.003       360        712        76.1
Massachusetts                         $935,000          2        1.01       $467,500    6.013       360        653        79.9
Maryland                            $1,313,528          3        1.43       $437,843    5.831       360        683        80.0
Minnesota                             $342,090          1        0.37       $342,090    5.875       360        629        90.0
North Carolina                        $792,951          2        0.86       $396,475    5.312       358        646        63.5
New Jersey                          $2,985,000          5        3.24       $597,000    6.071       359        702        78.3
Nevada                              $1,950,912          5        2.12       $390,182    5.983       359        672        81.8
New York                            $4,786,557          8        5.19       $598,320    5.860       360        720        71.1
Tennessee                             $399,519          1        0.43       $399,519    5.000       359        643        80.0
Texas                                 $640,000          1        0.69       $640,000    5.750       360        665        79.0
Virginia                            $3,333,250          8        3.62       $416,656    5.715       359        668        79.7
-----------------------------------------------------------------------------------------------------------------------------------
                                   $92,164,061        183      100.00       $503,629    5.787       360        698        74.3
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                        $2,778,185          6        3.01       $463,031    5.696       360        687        44.7
50.01 - 55.00                       $3,158,563          6        3.43       $526,427    5.619       360        701        52.9
55.01 - 60.00                       $1,799,504          3        1.95       $599,835    5.722       360        679        58.9
60.01 - 65.00                       $6,132,275          9        6.65       $681,364    5.465       359        724        63.4
65.01 - 70.00                      $10,587,639         18       11.49       $588,202    5.781       360        696        67.8
70.01 - 75.00                      $12,905,425         24       14.00       $537,726    5.932       360        693        73.8
75.01 - 80.00                      $52,334,528        111       56.78       $471,482    5.796       360        698        79.5







------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 4
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                               $92,164,061 ARM Rate Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                         $527,000          1        0.57       $527,000    5.375       359        718        85.0
85.01 - 90.00                         $342,090          1        0.37       $342,090    5.875       360        629        90.0
90.01 - 95.00                       $1,598,852          4        1.73       $399,713    6.285       358        674        93.9
-----------------------------------------------------------------------------------------------------------------------------------
                                   $92,164,061        183      100.00       $503,629    5.787       360        698        74.3
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                        Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                         $373,400          1        0.41       $373,400    4.500       359        787        62.3
4.501 - 5.000                       $3,757,058          5        4.08       $751,412    5.000       359        701        76.6
5.001 - 5.500                      $21,904,617         43       23.77       $509,410    5.378       359        705        70.8
5.501 - 6.000                      $45,425,674         91       49.29       $499,183    5.801       360        701        74.7
6.001 - 6.500                      $17,265,392         36       18.73       $479,594    6.232       360        680        76.6
6.501 - 7.000                       $2,307,920          5        2.50       $461,584    6.758       360        698        75.7
7.001 - 7.500                       $1,130,000          2        1.23       $565,000    7.417       358        677        79.1
-----------------------------------------------------------------------------------------------------------------------------------
                                   $92,164,061        183      100.00       $503,629    5.787       360        698        74.3
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Property Type
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
SFR                                $60,545,684        121       65.69       $500,378    5.781       360        703       74.2
PUD                                $17,343,485         38       18.82       $456,408    5.800       359        671       75.5
2-4U                                $7,536,557         12        8.18       $628,046    6.053       360        722       73.4
CND                                 $4,084,446          8        4.43       $510,556    5.472       359        727       75.3
CNDP                                $1,383,889          2        1.50       $691,944    5.332       359        641       70.7
TWN                                 $1,270,000          2        1.38       $635,000    5.824       360        654       67.5
-----------------------------------------------------------------------------------------------------------------------------------
                                   $92,164,061        183      100.00       $503,629    5.787       360        698       74.3
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                              Purpose
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
PUR                                $44,852,206         90       48.67       $498,358    5.734       359        711       77.3
RCO                                $36,371,889         75       39.46       $484,959    5.889       360        681       71.9
RNC                                $10,939,966         18       11.87       $607,776    5.667       360        701       69.7
-----------------------------------------------------------------------------------------------------------------------------------
                                   $92,164,061        183      100.00       $503,629    5.787       360        698       74.3
-----------------------------------------------------------------------------------------------------------------------------------







------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 4
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                $92,164,061 ARM Rate Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Occupancy
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
OO                                 $74,721,202        152       81.07       $491,587    5.767       360        693        75.5
INV                                $14,507,474         25       15.74       $580,299    5.879       360        729        68.8
2H                                  $2,935,385          6        3.18       $489,231    5.838       360        679        68.9
-----------------------------------------------------------------------------------------------------------------------------------
                                   $92,164,061        183      100.00       $503,629    5.787       360        698        74.3
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                               Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
360                                $59,989,699        122       65.09       $491,719    5.865       360        694        74.2
359                                $29,072,764         54       31.54       $538,385    5.643       359        705        73.6
358                                 $1,609,597          4        1.75       $402,399    5.422       358        664        79.0
357                                   $760,000          1        0.82       $760,000    5.125       357        761        80.0
355                                   $352,000          1        0.38       $352,000    5.625       355        771        80.0
354                                   $380,000          1        0.41       $380,000    7.500       354        694        95.0
-----------------------------------------------------------------------------------------------------------------------------------
                                   $92,164,061        183      100.00       $503,629    5.787       360        698        74.3
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Document Type
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
REDUCED                            $48,645,809        101       52.78       $481,642    5.815       360        692        74.8
FULL/ALT                           $19,308,820         37       20.95       $521,860    5.558       359        707        76.9
NINA                               $13,143,266         27       14.26       $486,788    5.984       360        698        71.1
NO RATIO                           $11,066,165         18       12.01       $614,787    5.833       359        705        71.1
-----------------------------------------------------------------------------------------------------------------------------------
                                   $92,164,061        183      100.00       $503,629    5.787       360        698        74.3
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Range of FICO
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
621 - 640                           $7,999,444         16        8.68       $499,965    5.821       360        634        73.4
641 - 660                          $12,717,236         28       13.80       $454,187    5.935       360        651        74.3
661 - 680                          $17,403,243         33       18.88       $527,371    5.793       360        670        73.1
681 - 700                          $12,289,994         27       13.33       $455,185    5.890       360        689        75.6
701 - 720                          $16,770,841         33       18.20       $508,207    5.864       360        709        77.0
721 - 740                           $7,319,276         15        7.94       $487,952    5.662       360        730        72.3
741 - 760                           $6,665,574         12        7.23       $555,465    5.730       360        748        71.1
761 - 780                           $5,743,000          9        6.23       $638,111    5.418       359        771        76.7
781 - 800                           $2,223,283          5        2.41       $444,657    5.255       359        790        70.3







------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 4
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                               $92,164,061 ARM Rate Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Range of FICO
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
801 - 820                           $3,032,170          5        3.29       $606,434    5.722       360        806        72.2
-----------------------------------------------------------------------------------------------------------------------------------
                                   $92,164,061        183      100.00       $503,629    5.787       360        698        74.3
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                     Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
0                                  $89,329,061        177       96.92       $504,684    5.784       360        698        74.2
12                                  $2,043,000          4        2.22       $510,750    5.830       360        712        76.6
24                                    $792,000          2        0.86       $396,000    6.066       359        661        71.0
-----------------------------------------------------------------------------------------------------------------------------------
                                   $92,164,061        183      100.00       $503,629    5.787       360        698        74.3
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                     80% LTV/PMI Analysis             (Excludes    177  80% or less LTV Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
> 80% LTV, with MI                  $2,467,942          6      100.00       $411,324    6.034       358        677        91.4
-----------------------------------------------------------------------------------------------------------------------------------
                                    $2,467,942          6      100.00       $411,324    6.034       358        677        91.4
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Months to Roll
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
54                                    $380,000          1        0.41       $380,000    7.500       354        694        95.0
55                                    $352,000          1        0.38       $352,000    5.625       355        771        80.0
57                                    $760,000          1        0.82       $760,000    5.125       357        761        80.0
58                                  $1,609,597          4        1.75       $402,399    5.422       358        664        79.0
59                                 $29,072,764         54       31.54       $538,385    5.643       359        705        73.6
60                                 $59,989,699        122       65.09       $491,719    5.865       360        694        74.2
-----------------------------------------------------------------------------------------------------------------------------------
                                   $92,164,061        183      100.00       $503,629    5.787       360        698        74.3
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                               Margin
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                      $92,164,061        183      100.00       $503,629    5.787       360        698        74.3
-----------------------------------------------------------------------------------------------------------------------------------
                                   $92,164,061        183      100.00       $503,629    5.787       360        698        74.3
-----------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 4
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                               $92,164,061 ARM Rate Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Maximum Rates
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
9.001 - 10.000                        $923,889          1        1.00       $923,889    5.000       359        632        66.1
10.001 - 11.000                     $3,966,569          6        4.30       $661,095    4.977       359        737        78.3
11.001 - 12.000                    $66,570,291        133       72.23       $500,529    5.670       360        702        73.4
12.001 - 13.000                    $19,953,312         42       21.65       $475,079    6.317       360        682        76.9
13.001 - 14.000                       $750,000          1        0.81       $750,000    7.375       360        668        71.1
-----------------------------------------------------------------------------------------------------------------------------------
                                   $92,164,061        183      100.00       $503,629    5.787       360        698        74.3
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                   Next Interest Adjustment Date
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
06/09                                 $380,000          1        0.41       $380,000    7.500       354        694        95.0
07/09                                 $352,000          1        0.38       $352,000    5.625       355        771        80.0
09/09                                 $760,000          1        0.82       $760,000    5.125       357        761        80.0
10/09                               $1,609,597          4        1.75       $402,399    5.422       358        664        79.0
11/09                              $29,072,764         54       31.54       $538,385    5.643       359        705        73.6
12/09                              $59,989,699        122       65.09       $491,719    5.865       360        694        74.2
-----------------------------------------------------------------------------------------------------------------------------------
                                   $92,164,061        183      100.00       $503,629    5.787       360        698        74.3
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                        Initial Fixed Period
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
60                                 $92,164,061        183      100.00       $503,629    5.787       360        698        74.3
-----------------------------------------------------------------------------------------------------------------------------------
                                   $92,164,061        183      100.00       $503,629    5.787       360        698        74.3
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                             Floor Rate
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                      $92,164,061        183      100.00       $503,629    5.787       360        698        74.3
-----------------------------------------------------------------------------------------------------------------------------------
                                   $92,164,061        183      100.00       $503,629    5.787       360        698        74.3
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                            Initial Cap
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
5.000                              $92,164,061        183      100.00       $503,629    5.787       360        698        74.3
-----------------------------------------------------------------------------------------------------------------------------------
                                   $92,164,061        183      100.00       $503,629    5.787       360        698        74.3
-----------------------------------------------------------------------------------------------------------------------------------







------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 4
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                               $92,164,061 ARM Rate Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Subsequent Cap
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                              $36,358,601         70       39.45       $519,409    5.824       360        690        73.3
2.000                              $55,805,459        113       60.55       $493,854    5.763       360        703        74.9
-----------------------------------------------------------------------------------------------------------------------------------
                                   $92,164,061        183      100.00       $503,629    5.787       360        698        74.3
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Range of DTI%
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
5.01 - 10.00                          $400,000          1        0.43       $400,000    6.375       359        646        72.1
20.01 - 25.00                       $1,635,000          4        1.77       $408,750    5.744       360        695        75.5
25.01 - 30.00                       $7,095,787         12        7.70       $591,316    5.702       360        700        74.5
30.01 - 35.00                       $9,222,468         19       10.01       $485,393    5.772       360        683        76.5
35.01 - 40.00                      $13,355,545         29       14.49       $460,536    5.787       360        680        75.4
40.01 - 45.00                      $25,401,924         48       27.56       $529,207    5.692       359        707        75.7
45.01 - 50.00                       $9,327,006         21       10.12       $444,143    5.843       359        699        74.9
50.01 - 55.00                         $392,000          1        0.43       $392,000    5.750       360        677        70.0
> 55.00                             $1,124,900          3        1.22       $374,967    5.260       360        745        70.4
Unknown                            $24,209,431         45       26.27       $537,987    5.915       360        702        71.1
-----------------------------------------------------------------------------------------------------------------------------------
                                   $92,164,061        183      100.00       $503,629    5.787       360        698        74.3
-----------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 5
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                        $15,688,219 ARM Rate Mortgage Loans

Summary of Loans in Statistical Calculation Pool                     Range
                                                                     -----
(As of Calculation Date)

Total Number of Loans                                       73
Total Outstanding Balance                          $15,688,219
Average Loan Balance                                  $214,907          $65,500 to $559,406
WA Mortgage Rate                                        5.934%           4.875% to 7.000%
WA Mortgage Rate Net LPMI                               5.934%           4.875% to 7.000%
Net WAC                                                 5.551%           4.493% to 6.618%
ARM Characteristics
      WA Gross Margin                                   2.750%           2.750% to 2.750%
      WA Months to First Roll                               83              80 to 84
      WA First Periodic Cap                             5.000%          5.000% to 5.000%
      WA Subsequent Periodic Cap                        1.000%          1.000% to 1.000%
      WA Lifetime Cap                                  11.934%         10.875% to 13.000%
      WA Lifetime Floor                                 2.750%          2.750% to 2.750%
WA Original Term (months)                                  360             360 to 360
WA Remaining Term (months)                                 359             356 to 360
WA Age (months)                                              1               0 to 4
WA LTV                                                  68.66%          19.85% to 86.85%
WA FICO                                                    714
WA DTI%                                                 36.99%
Secured by (% of pool)         1st Liens               100.00%
                               2nd Liens                 0.00%
Prepayment Penalty at Loan Orig (% of all               13.41%
loans)
Prepay Moves Exempted          Soft                     12.53%
                               Hard                      0.88%
                               No Prepay                86.59%
                               Unknown                  -0.00%
Percent of IO                                           95.60%




-----------------------------------------------------------------------------------------------------------------------------------
  Top 5 States            Top 5 Prop             Doc Types           Purpose Codes           Occ Codes           Orig PP Term
  ------------            ----------             ---------           -------------           ---------           ------------
CA           37.02%   SFR          53.58%   FULL/AL      41.84%  PUR             43.26%  OO          61.93%   0             86.59%
FL           10.94%   PUD          18.81%   REDUCE       37.19%  RCO             40.63%  INV         34.79%  36             13.41%
VA            8.65%   CND          12.60%   NINA         14.63%  RNC             16.10%  2H           3.28%
NY            7.15%   2-4U         11.60%   NO RATI       6.34%
MD            5.19%   TWN           2.13%
-----------------------------------------------------------------------------------------------------------------------------------







------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 5
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                $15,688,219 ARM Rate Mortgage Loans


-----------------------------------------------------------------------------------------------------------------------------------
                                                            Description
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
7/23 LIB6M                            $689,552          3        4.40       $229,851    6.137       360        687        70.9
7/23 LIB6M - IO                    $14,998,668         70       95.60       $214,267    5.925       359        715        68.6
-----------------------------------------------------------------------------------------------------------------------------------
                                   $15,688,219         73      100.00       $214,907    5.934       359        714        68.7
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
$50,000.01 - $100,000.00              $347,100          4        2.21        $86,775    6.140       360        708        64.4
$100,000.01 - $150,000.00           $1,720,282         14       10.97       $122,877    5.973       359        732        74.1
$150,000.01 - $200,000.00           $3,446,874         20       21.97       $172,344    6.023       359        699        71.1
$200,000.01 - $250,000.00           $2,550,897         11       16.26       $231,900    5.818       359        728        64.1
$250,000.01 - $300,000.00           $3,090,420         11       19.70       $280,947    5.975       359        717        72.6
$300,000.01 - $350,000.00           $3,543,241         11       22.59       $322,113    5.973       358        700        65.9
$400,000.01 - $450,000.00             $430,000          1        2.74       $430,000    5.375       358        699        43.9
$550,000.01 - $600,000.00             $559,406          1        3.57       $559,406    5.625       358        778        75.0
-----------------------------------------------------------------------------------------------------------------------------------
                                   $15,688,219         73      100.00       $214,907    5.934       359        714        68.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Original Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
$50,000.01 - $100,000.00              $347,100          4        2.21        $86,775    6.140       360        708        64.4
$100,000.01 - $150,000.00           $1,720,282         14       10.97       $122,877    5.973       359        732        74.1
$150,000.01 - $200,000.00           $3,446,874         20       21.97       $172,344    6.023       359        699        71.1
$200,000.01 - $250,000.00           $2,550,897         11       16.26       $231,900    5.818       359        728        64.1
$250,000.01 - $300,000.00           $3,090,420         11       19.70       $280,947    5.975       359        717        72.6
$300,000.01 - $350,000.00           $3,543,241         11       22.59       $322,113    5.973       358        700        65.9
$400,000.01 - $450,000.00             $430,000          1        2.74       $430,000    5.375       358        699        43.9
$550,000.01 - $600,000.00             $559,406          1        3.57       $559,406    5.625       358        778        75.0
-----------------------------------------------------------------------------------------------------------------------------------
                                   $15,688,219         73      100.00       $214,907    5.934       359        714        68.7
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                               State
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
Alabama                               $164,000          1        1.05       $164,000    6.875       358        768        80.0
Arizona                               $356,320          2        2.27       $178,160    6.175       360        759        76.3
California                          $5,807,925         22       37.02       $263,997    5.913       359        707        63.8
Colorado                              $341,200          2        2.17       $170,600    5.804       360        722        47.6







------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 5
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                $15,688,219 ARM Rate Mortgage Loans


-----------------------------------------------------------------------------------------------------------------------------------
                                                               State
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
Delaware                            $  128,000          1        0.82       $128,000    5.879       357        699        79.7
Florida                             $1,715,844          9       10.94       $190,649    5.707       359        730        71.5
Georgia                               $358,200          3        2.28       $119,400    5.740       360        726        74.9
Hawaii                                $155,000          1        0.99       $155,000    6.000       360        693        46.3
Idaho                                 $156,000          1        0.99       $156,000    6.500       359        779        76.1
Illinois                              $323,278          2        2.06       $161,639    5.875       359        728        80.0
Massachusetts                         $587,200          2        3.74       $293,600    5.995       359        717        68.0
Maryland                              $926,699          5        5.91       $185,340    6.038       358        736        61.4
Minnesota                             $242,400          1        1.55       $242,400    5.125       360        759        80.0
North Dakota                          $104,000          1        0.66       $104,000    7.000       360        680        79.3
New Jersey                            $169,000          1        1.08       $169,000    7.000       359        628        71.9
Nevada                                $138,400          1        0.88       $138,400    5.375       358        732        80.0
New York                            $1,122,300          4        7.15       $280,575    5.930       359        683        60.8
Ohio                                  $317,000          1        2.02       $317,000    5.500       358        698        86.9
Oregon                                $273,600          1        1.74       $273,600    6.750       358        698        80.0
Texas                                 $666,666          5        4.25       $133,333    5.700       359        731        80.0
Utah                                  $277,597          2        1.77       $138,798    6.434       356        710        71.6
Virginia                            $1,357,590          5        8.65       $271,518    6.005       357        708        78.8
-----------------------------------------------------------------------------------------------------------------------------------
                                   $15,688,219         73      100.00       $214,907    5.934       359        714        68.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                        $1,553,699          7        9.90       $221,957    5.721       358        729        38.6
50.01 - 55.00                       $1,545,200          6        9.85       $257,533    5.414       359        693        51.6
55.01 - 60.00                       $1,523,300          6        9.71       $253,883    6.024       358        735        57.5
60.01 - 65.00                         $559,500          2        3.57       $279,750    5.988       358        699        62.6
65.01 - 70.00                         $887,696          5        5.66       $177,539    6.077       359        722        67.6
70.01 - 75.00                       $2,349,297          9       14.97       $261,033    6.234       358        714        73.8
75.01 - 80.00                       $6,952,527         37       44.32       $187,906    5.973       359        712        79.7
85.01 - 90.00                         $317,000          1        2.02       $317,000    5.500       358        698        86.9
-----------------------------------------------------------------------------------------------------------------------------------
                                   $15,688,219         73      100.00       $214,907    5.934       359        714        68.7
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                        Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                         $286,500          1        1.83       $286,500    4.875       358        767        53.1
5.001 - 5.500                       $2,464,400         11       15.71       $224,036    5.367       359        716        60.7








------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 5
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                $15,688,219 ARM Rate Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------------
                                                        Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                       $7,856,117         36       50.08       $218,225    5.821       359        718        70.1
6.001 - 6.500                       $3,583,207         17       22.84       $210,777    6.306       358        712        69.2
6.501 - 7.000                       $1,497,996          8        9.55       $187,249    6.774       359        685        75.8
-----------------------------------------------------------------------------------------------------------------------------------
                                   $15,688,219         73      100.00       $214,907    5.934       359        714        68.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Property Type
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
SFR                                 $8,406,438         38       53.58       $221,222    5.934       358        711        65.4
PUD                                 $2,951,681         15       18.81       $196,779    5.828       359        724        77.2
CND                                 $1,976,795         11       12.60       $179,709    6.143       359        709        70.2
2-4U                                $1,819,606          7       11.60       $259,944    5.816       358        735        65.3
TWN                                   $333,700          1        2.13       $333,700    6.000       358        667        78.5
CNDP                                  $200,000          1        1.27       $200,000    6.375       357        662        80.0
-----------------------------------------------------------------------------------------------------------------------------------
                                   $15,688,219         73      100.00       $214,907    5.934       359        714        68.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                              Purpose
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
PUR                                 $6,786,922         32       43.26       $212,091    5.879       358        733        74.2
RCO                                 $6,374,748         29       40.63       $219,819    6.036       359        699        64.4
RNC                                 $2,526,550         12       16.10       $210,546    5.824       358        703        64.4
-----------------------------------------------------------------------------------------------------------------------------------
                                   $15,688,219         73      100.00       $214,907    5.934       359        714        68.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                             Occupancy
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
OO                                  $9,716,463         45       61.93       $215,921    5.870       358        710        69.6
INV                                 $5,457,257         25       34.79       $218,290    6.052       359        718        67.2
2H                                    $514,500          3        3.28       $171,500    5.896       358        748        67.0
-----------------------------------------------------------------------------------------------------------------------------------
                                   $15,688,219         73      100.00       $214,907    5.934       359        714        68.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                               Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
360                                 $4,153,795         22       26.48       $188,809    5.913       360        708        67.2






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 5
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                $15,688,219 ARM Rate Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------------
                                               Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
359                                 $2,899,718         15       18.48       $193,319    5.869       359        712        67.3
358                                 $6,320,021         25       40.29       $252,801    5.935       358        712        70.4
357                                 $2,157,485         10       13.75       $215,749    6.054       357        717        67.9
356                                   $157,201          1        1.00       $157,201    6.000       356        658        72.9
-----------------------------------------------------------------------------------------------------------------------------------
                                   $15,688,219         73      100.00       $214,907    5.934       359        714        68.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Document Type
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
FULL/ALT                            $6,564,529         30       41.84       $218,818    5.745       358        728        68.2
REDUCED                             $5,834,375         25       37.19       $233,375    6.011       359        706        69.2
NINA                                $2,294,616         14       14.63       $163,901    6.241       359        708        68.3
NO RATIO                              $994,700          4        6.34       $248,675    6.015       358        686        69.1
-----------------------------------------------------------------------------------------------------------------------------------
                                   $15,688,219         73      100.00       $214,907    5.934       359        714        68.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Range of FICO
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
621 - 640                             $545,600          3        3.48       $181,867    6.015       358        628        58.3
641 - 660                           $1,744,401          7       11.12       $249,200    6.275       359        653        69.6
661 - 680                           $2,219,600         11       14.15       $201,782    5.943       359        671        72.5
681 - 700                           $2,525,418         12       16.10       $210,451    5.913       358        695        66.8
701 - 720                           $2,327,824         11       14.84       $211,620    5.853       359        708        70.8
721 - 740                           $1,223,790          5        7.80       $244,758    6.076       358        731        77.5
741 - 760                           $1,230,678          6        7.84       $205,113    5.828       359        755        71.7
761 - 780                           $3,289,909         14       20.97       $234,994    5.799       358        773        63.6
781 - 800                             $581,000          4        3.70       $145,250    5.905       359        789        63.9
-----------------------------------------------------------------------------------------------------------------------------------
                                   $15,688,219         73      100.00       $214,907    5.934       359        714        68.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                     Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
0                                  $13,584,029         63       86.59       $215,620    5.910       359        713        67.9
36                                  $2,104,190         10       13.41       $210,419    6.085       359        722        73.2
-----------------------------------------------------------------------------------------------------------------------------------
                                   $15,688,219         73      100.00       $214,907    5.934       359        714        68.7
-----------------------------------------------------------------------------------------------------------------------------------







------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 5
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                $15,688,219 ARM Rate Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------------
                                                       80% LTV/PMI Analysis           (Excludes   72    80% or less LTV Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
> 80% LTV, with MI                    $317,000          1      100.00       $317,000    5.500       358        698        86.9
-----------------------------------------------------------------------------------------------------------------------------------
                                      $317,000          1      100.00       $317,000    5.500       358        698        86.9
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                          Months to Roll
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
80                                    $157,201          1        1.00       $157,201    6.000       356        658        72.9
81                                  $2,157,485         10       13.75       $215,749    6.054       357        717        67.9
82                                  $6,320,021         25       40.29       $252,801    5.935       358        712        70.4
83                                  $2,899,718         15       18.48       $193,315    5.869       359        729        67.3
84                                  $4,153,795         22       26.48       $188,809    5.913       360        708        67.2
-----------------------------------------------------------------------------------------------------------------------------------
                                   $15,688,219         73      100.00       $214,907    5.934       359        714        68.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                               Margin
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                      $15,688,219         73      100.00       $214,907    5.934       359        714        68.7
-----------------------------------------------------------------------------------------------------------------------------------
                                   $15,688,219         73      100.00       $214,907    5.934       359        714        68.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Maximum Rates
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
10.001 - 11.000                       $286,500          1        1.83       $286,500    4.875       358        767        53.1
11.001 - 12.000                    $10,320,517         47       65.79       $219,585    5.712       359        717        67.9
12.001 - 13.000                     $5,081,203         25       32.39       $203,248    6.444       358        705        71.1
-----------------------------------------------------------------------------------------------------------------------------------
                                   $15,688,219         73      100.00       $214,907    5.934       359        714        68.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                   Next Interest Adjustment Date
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
08/11                                 $157,201          1        1.00       $157,201    6.000       356        658        72.9
09/11                               $2,157,485         10       13.75       $215,749    6.054       357        717        67.9
10/11                               $6,320,021         25       40.29       $252,801    5.935       358        712        70.4
11/11                               $2,899,718         15       18.48       $193,315    5.869       359        729        67.3
12/11                               $4,153,795         22       26.48       $188,809    5.913       360        708        67.2
-----------------------------------------------------------------------------------------------------------------------------------
                                   $15,688,219         73      100.00       $214,907    5.934       359        714        68.7
-----------------------------------------------------------------------------------------------------------------------------------







------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 5
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                $15,688,219 ARM Rate Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------------
                                                       Initial Fixed Period
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
84                                 $15,688,219         73      100.00       $214,907    5.934       359        714        68.7
-----------------------------------------------------------------------------------------------------------------------------------
                                   $15,688,219         73      100.00       $214,907    5.934       359        714        68.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                             Floor Rate
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                      $15,688,219         73      100.00       $214,907    5.934       359        714        68.7
-----------------------------------------------------------------------------------------------------------------------------------
                                   $15,688,219         73      100.00       $214,907    5.934       359        714        68.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                            Initial Cap
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
5.000                              $15,688,219         73      100.00       $214,907    5.934       359        714        68.7
-----------------------------------------------------------------------------------------------------------------------------------
                                   $15,688,219         73      100.00       $214,907    5.934       359        714        68.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Subsequent Cap
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                              $15,688,219         73      100.00       $214,907    5.934       359        714        68.7
-----------------------------------------------------------------------------------------------------------------------------------
                                   $15,688,219         73      100.00       $214,907    5.934       359        714        68.7
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Range of DTI%
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                         $424,000          2        2.70       $212,000    6.151       359        715        79.8
15.01 - 20.00                         $430,000          1        2.74       $430,000    5.375       358        699        43.9
20.01 - 25.00                         $544,200          4        3.47       $136,050    5.639       359        719        76.6
25.01 - 30.00                       $1,307,065          6        8.33       $217,844    5.763       359        705        56.3
30.01 - 35.00                       $1,842,220          8       11.74       $230,278    5.749       359        752        59.2
35.01 - 40.00                       $2,443,348         11       15.57       $222,123    5.725       358        740        74.3
40.01 - 45.00                       $2,917,503         12       18.60       $243,125    6.153       358        702        75.9
45.01 - 50.00                       $1,761,500          8       11.23       $220,188    5.775       359        688        66.2
50.01 - 55.00                         $425,078          2        2.71       $212,539    6.176       359        717        75.9
> 55.00                               $303,990          1        1.94       $303,990    6.375       357        738        74.5
Unknown                             $3,289,316         18       20.97       $182,740    6.173       359        701        68.6
-----------------------------------------------------------------------------------------------------------------------------------
                                   $15,688,219         73      100.00       $214,907    5.934       359        714        68.7
-----------------------------------------------------------------------------------------------------------------------------------






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 6
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                        $33,346,145 ARM Rate Mortgage Loans

Summary of Loans in Statistical Calculation Pool                     Range
                                                                     -----
(As of Calculation Date)

Total Number of Loans                                       68
Total Outstanding Balance                          $33,346,145
Average Loan Balance                                  $490,384          $334,000 to $944,000
WA Mortgage Rate                                        5.667%            4.750% to 6.750%
WA Mortgage Rate Net LPMI                               5.667%            4.750% to 6.750%
Net WAC                                                 5.284%            4.368% to 6.368%
ARM Characteristics
      WA Gross Margin                                   2.745%            2.250% to 2.750%
      WA Months to First Roll                               83                78 to 84
      WA First Periodic Cap                             5.011%            5.000% to 6.000%
      WA Subsequent Periodic Cap                        1.011%            1.000% to 2.000%
      WA Lifetime Cap                                  11.667%           10.750% to 12.750%
      WA Lifetime Floor                                 2.745%            2.250% to 2.750%
WA Original Term (months)                                  360               360 to 360
WA Remaining Term (months)                                 359               354 to 360
WA Age (months)                                              1                 0 to 6
WA LTV                                                  72.45%            47.16% to 80.00%
WA FICO                                                    724
WA DTI%                                                 36.37%
Secured by (% of pool)         1st Liens               100.00%
                               2nd Liens                 0.00%
Prepayment Penalty at Loan Orig (% of all                6.29%
loans)
Prepay Moves Exempted          Soft                      6.29%
                               Hard                      0.00%
                               No Prepay                93.71%
                               Unknown                  -0.00%
Percent of IO                                           81.20%




-----------------------------------------------------------------------------------------------------------------------------------
  Top 5 States            Top 5 Prop             Doc Types           Purpose Codes           Occ Codes           Orig PP Term
  ------------            ----------             ---------           -------------           ---------           ------------
CA           68.77%   SFR          67.06%   REDUCE       60.82%  PUR             44.35%  OO          90.56%   0             93.71%
VA            4.15%   PUD          18.67%   FULL/AL      26.47%  RCO             28.90%  INV          9.44%   36             6.29%
FL            3.69%   CND           7.73%   NO RATI       6.82%  RNC             26.76%
NJ            3.54%   2-4U          5.45%   NINA          5.90%
MD            3.23%   TWN           1.08%
-----------------------------------------------------------------------------------------------------------------------------------






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 6
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                $33,346,145 ARM Rate Mortgage Loans


-----------------------------------------------------------------------------------------------------------------------------------
                                                            Description
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
7/23 LIB6M                          $6,267,436         13       18.80       $482,110    5.429       358        736        72.7
7/23 LIB6M - IO                    $27,078,708         55       81.20       $492,340    5.722       359        721        72.4
-----------------------------------------------------------------------------------------------------------------------------------
                                   $33,346,145         68      100.00       $490,384    5.667       359        724        72.5
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
$300,000.01 - $350,000.00             $682,000          2        2.05       $341,000    5.321        360       725        69.0
$350,000.01 - $400,000.00           $4,444,108         12       13.33       $370,342    5.543        358       726        71.1
$400,000.01 - $450,000.00           $7,250,343         17       21.74       $426,491    5.635        359       716        69.4
$450,000.01 - $500,000.00           $4,739,050         10       14.21       $473,905    5.904        359       715        76.6
$500,000.01 - $550,000.00           $5,779,137         11       17.33       $525,376    5.625        359       730        75.4
$550,000.01 - $600,000.00           $2,861,200          5        8.58       $572,240    5.883        359       704        72.2
$600,000.01 - $650,000.00           $3,709,666          6       11.12       $618,278    5.607        358       751        71.6
$700,000.01 - $750,000.00           $2,166,640          3        6.50       $722,213    5.914        358       701        73.1
$750,000.01 - $1,000,000.00         $1,714,000          2        5.14       $857,000    5.199        358       755        70.0
-----------------------------------------------------------------------------------------------------------------------------------
                                   $33,346,145         68      100.00       $490,384    5.667       359        724        72.5
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Original Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
$300,000.01 - $350,000.00             $682,000          2        2.05       $341,000    5.321       360        725        69.0
$350,000.01 - $400,000.00           $4,444,108         12       13.33       $370,342    5.543       358        726        71.1
$400,000.01 - $450,000.00           $7,250,343         17       21.74       $426,491    5.635       359        716        69.4
$450,000.01 - $500,000.00           $4,739,050         10       14.21       $473,905    5.904       359        715        76.6
$500,000.01 - $550,000.00           $5,779,137         11       17.33       $525,376    5.625       359        730        75.4
$550,000.01 - $600,000.00           $2,861,200          5        8.58       $572,240    5.883       359        704        72.2
$600,000.01 - $650,000.00           $3,709,666          6       11.12       $618,278    5.607       358        751        71.6
$700,000.01 - $750,000.00           $2,166,640          3        6.50       $722,213    5.914       358        701        73.1
$750,000.01 - $800,000.00             $770,000          1        2.31       $770,000    5.750       356        756        70.0
$900,000.01 - $950,000.00             $944,000          1        2.83       $944,000    4.750       359        755        69.9
-----------------------------------------------------------------------------------------------------------------------------------
                                   $33,346,145         68      100.00       $490,384    5.667       359        724        72.5
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                               State
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
California                         $22,932,303         46       68.77       $498,528    5.650       359        726        71.6








------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 6
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                $33,346,145 ARM Rate Mortgage Loans


-----------------------------------------------------------------------------------------------------------------------------------
                                                               State
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
Colorado                              $533,000          1        1.60       $533,000    5.875       360        639        65.0
Connecticut                           $468,800          1        1.41       $468,800    5.500       360        737        80.0
District of Columbia                  $360,000          1        1.08       $360,000    6.750       360        644        76.8
Florida                             $1,231,200          3        3.69       $410,400    5.609       360        698        78.4
Maryland                            $1,076,307          2        3.23       $538,153    5.502       357        715        68.0
North Carolina                        $512,000          1        1.54       $512,000    5.125       359        795        80.0
New Jersey                          $1,181,000          3        3.54       $393,667    5.462       358        755        64.3
Nevada                                $886,500          2        2.66       $443,250    5.816       358        730        70.3
New York                            $1,047,000          2        3.14       $523,500    6.191       359        728        77.3
Oregon                                $603,750          1        1.81       $603,750    5.500       359        758        75.5
Utah                                  $610,000          1        1.83       $610,000    5.500       358        738        76.6
Virginia                            $1,384,785          3        4.15       $461,595    5.719       358        686        80.0
Washington                            $519,500          1        1.56       $519,500    6.000       358        707        79.9
-----------------------------------------------------------------------------------------------------------------------------------
                                   $33,346,145         68      100.00       $490,384    5.667       359        724        72.5
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                          $897,656          2        2.69       $448,828    5.313       359        722        48.6
50.01 - 55.00                         $809,184          2        2.43       $404,592    5.685       359        741        50.8
55.01 - 60.00                       $1,862,041          5        5.58       $372,408    4.990       357        750        57.6
60.01 - 65.00                       $4,290,316          8       12.87       $536,290    5.835       359        718        63.6
65.01 - 70.00                       $3,758,250          6       11.27       $626,375    5.403       358        732        68.9
70.01 - 75.00                       $5,020,890          9       15.06       $557,877    5.878       358        712        73.5
75.01 - 80.00                      $16,707,807         36       50.10       $464,106    5.713       359        723        79.2
-----------------------------------------------------------------------------------------------------------------------------------
                                   $33,346,145         68      100.00       $490,384    5.667       359        724        72.5
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                        Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                       $3,939,241          8       11.81       $492,405    4.839       358        759        68.2
5.001 - 5.500                       $7,859,351         16       23.57       $491,209    5.325       359        737        73.3
5.501 - 6.000                      $15,814,700         33       47.43       $479,233    5.806       358        711        71.9
6.001 - 6.500                       $4,880,852          9       14.64       $542,317    6.256       358        729        75.3
6.501 - 7.000                         $852,000          2        2.56       $426,000    6.678       359        647        78.6
-----------------------------------------------------------------------------------------------------------------------------------
                                   $33,346,145         68      100.00       $490,384    5.667       359        724        72.5
-----------------------------------------------------------------------------------------------------------------------------------







------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 6
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                $33,346,145 ARM Rate Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Property Type
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
SFR                                $22,363,018         45       67.06       $496,956    5.570       358        723        72.7
PUD                                 $6,225,993         13       18.67       $478,923    5.842       359        714        69.8
CND                                 $2,578,634          6        7.73       $429,772    5.702       359        746        76.7
2-4U                                $1,818,500          3        5.45       $606,167    5.991       359        751        71.6
TWN                                   $360,000          1        1.08       $360,000    6.750       360        644        76.8
-----------------------------------------------------------------------------------------------------------------------------------
                                   $33,346,145         68      100.00       $490,384    5.667       359        724        72.5
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                              Purpose
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
PUR                                $14,787,461         31       44.35       $477,015    5.697       359        724        76.8
RCO                                 $9,636,917         21       28.90       $458,901    5.714       359        715        66.4
RNC                                 $8,921,766         16       26.76       $557,610    5.566       358        733        71.8
-----------------------------------------------------------------------------------------------------------------------------------
                                   $33,346,145         68      100.00       $490,384    5.667       359        724        72.5
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                             Occupancy
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
OO                                 $30,197,395         62       90.56       $487,055    5.636       359        722        72.2
INV                                 $3,148,750          6        9.44       $524,792    5.962       359        740        74.5
-----------------------------------------------------------------------------------------------------------------------------------
                                   $33,346,145         68      100.00       $490,384    5.667       359        724        72.5
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                               Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
360                                 $9,820,702         22       29.45       $446,396    5.549       360        712        71.8
359                                $10,226,272         20       30.67       $511,314    5.588       359        726        71.3
358                                 $6,584,220         13       19.75       $506,478    5.886       358        731        74.1
357                                 $4,258,124          8       12.77       $532,266    5.932       357        721        75.6
356                                 $1,734,785          3        5.20       $578,262    5.697       356        745        75.1
354                                   $722,041          2        2.17       $361,020    4.750       354        749        59.3

-----------------------------------------------------------------------------------------------------------------------------------
                                   $33,346,145         68      100.00       $490,384    5.667       359        724        72.5
-----------------------------------------------------------------------------------------------------------------------------------







------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 6
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                $33,346,145 ARM Rate Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Document Type
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
REDUCED                            $20,280,538         43       60.82       $471,640    5.636       359        725        72.6
FULL/ALT                            $8,826,091         17       26.47       $519,182    5.532       358        734        74.6
NO RATIO                            $2,273,266          4        6.82       $568,316    6.133       358        690        71.5
NINA                                $1,966,250          4        5.90       $491,563    6.043       359        704        62.6
----------------------------------------------------------------------------------------------------------------------------------
                                   $33,346,145         68      100.00       $490,384    5.667       359        724        72.5
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Range of FICO
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
621 - 640                             $994,250          2        2.98       $497,125    5.875       360        639        67.3
641 - 660                           $1,260,000          3        3.78       $420,000    6.458       359        646        79.1
661 - 680                           $4,148,540          8       12.44       $518,568    5.908       358        669        77.1
681 - 700                           $1,258,656          3        3.77       $419,552    5.504       357        685        63.1
701 - 720                           $5,868,100         12       17.60       $489,008    5.767       359        706        71.3
721 - 740                           $5,624,135         12       16.87       $468,678    5.443       359        730        71.8
741 - 760                           $9,101,106         18       27.29       $505,617    5.619       358        751        73.9
761 - 780                           $2,287,000          4        6.86       $571,750    5.796       358        766        68.4
781 - 800                           $2,447,316          5        7.34       $489,463    5.314       359        789        72.7
801 - 820                             $357,041          1        1.07       $357,041    4.750       354        813        60.0
-----------------------------------------------------------------------------------------------------------------------------------
                                   $33,346,145         68      100.00       $490,384    5.667       359        724        72.5
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                     Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
0                                  $31,249,395         64       93.71       $488,272    5.679       359        723        72.4
36                                  $2,096,750          4        6.29       $524,188    5.482       360        734        73.6
-----------------------------------------------------------------------------------------------------------------------------------
                                   $33,346,145         68      100.00       $490,384    5.667       359        724        72.5
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Months to Roll
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
78                                    $722,041          2        2.17       $361,020    4.750       354        749        59.3







------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 6
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                $33,346,145 ARM Rate Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Months to Roll
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
80                                  $1,734,785          3        5.20       $578,262    5.697       356        745        75.1
81                                  $4,258,124          8       12.77       $532,266    5.932       357        721        75.6
82                                  $6,584,220         13       19.75       $506,478    5.886       358        731        74.1
83                                 $10,226,272         20       30.67       $511,314    5.588       359        726        71.3
84                                  $9,820,702         22       29.45       $446,396    5.549       360        712        71.8
-----------------------------------------------------------------------------------------------------------------------------------
                                   $33,346,145         68      100.00       $490,384    5.667       359        724        72.5
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                               Margin
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                      $33,346,145         68      100.00       $490,384    5.667       359        724        72.5
-----------------------------------------------------------------------------------------------------------------------------------
                                   $33,346,145         68      100.00       $490,384    5.667       359        724        72.5
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Maximum Rates
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
10.001 - 11.000                     $3,939,241          8       11.81       $492,405    4.839       358        759        68.2
11.001 - 12.000                    $23,674,052         49       70.99       $483,144    5.647       359        720        72.4
12.001 - 13.000                     $5,732,852         11       17.19       $521,168    6.319       359        717        75.8
-----------------------------------------------------------------------------------------------------------------------------------
                                   $33,346,145         68      100.00       $490,384    5.667       359        724        72.5
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                   Next Interest Adjustment Date
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
06/11                                 $722,041          2        2.17       $361,020    4.750       354        749        59.3
08/11                               $1,734,785          3        5.20       $578,262    5.697       356        745        75.1
09/11                               $4,258,124          8       12.77       $532,266    5.932       357        721        75.6
10/11                               $6,584,220         13       19.75       $506,478    5.886       358        731        74.1
11/11                              $10,226,272         20       30.67       $511,314    5.588       359        726        71.3
12/11                               $9,820,702         22       29.45       $446,396    5.549       360        712        71.8
-----------------------------------------------------------------------------------------------------------------------------------
                                   $33,346,145         68      100.00       $490,384    5.667       359        724        72.5
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                       Initial Fixed Period
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
84                                 $33,346,145         68      100.00       $490,384    5.667       359        724        72.5
-----------------------------------------------------------------------------------------------------------------------------------
                                   $33,346,145         68      100.00       $490,384    5.667       359        724        72.5
-----------------------------------------------------------------------------------------------------------------------------------








------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 6
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                $33,346,145 ARM Rate Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Floor Rate
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                      $33,346,145         68      100.00       $490,384    5.667       359        724        72.5
-----------------------------------------------------------------------------------------------------------------------------------
                                   $33,346,145         68      100.00       $490,384    5.667       359        724        72.5
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                            Initial Cap
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
5.000                              $32,987,745         67       98.93       $492,354    5.664       359        725        72.4
6.000                                 $358,400          1        1.07       $358,400    5.875       359        661        80.0
-----------------------------------------------------------------------------------------------------------------------------------
                                   $33,346,145         68      100.00       $490,384    5.667       359        724        72.5
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Subsequent Cap
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                              $32,987,745         67       98.93       $492,354    5.664       359        725        72.4
2.000                                 $358,400          1        1.07       $358,400    5.875       359        661        80.0
-----------------------------------------------------------------------------------------------------------------------------------
                                   $33,346,145         68      100.00       $490,384    5.667       359        724        72.5
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Range of DTI%
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                         $813,184          2        2.44       $406,592    5.685       360        708        65.8
20.01 - 25.00                       $2,351,856          5        7.05       $470,371    5.557       360        692        69.9
25.01 - 30.00                       $2,330,600          5        6.99       $466,120    5.699       360        692        76.6
30.01 - 35.00                       $4,396,050          9       13.18       $488,450    5.562       359        752        75.7
35.01 - 40.00                      $10,228,565         21       30.67       $487,075    5.431       358        732        72.3
40.01 - 45.00                       $6,422,874         13       19.26       $494,067    5.823       359        734        74.5
45.01 - 50.00                       $2,033,500          4        6.10       $508,375    5.925       358        729        73.0
50.01 - 55.00                         $530,000          1        1.59       $530,000    5.125       360        725        65.0
Unknown                             $4,239,516          8       12.71       $529,939    6.091       359        696        67.4
-----------------------------------------------------------------------------------------------------------------------------------
                                   $33,346,145         68      100.00       $490,384    5.667       359        724        72.5
-----------------------------------------------------------------------------------------------------------------------------------






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 7
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                        $49,842,750 ARM Rate Mortgage Loans

Summary of Loans in Statistical Calculation Pool                     Range
                                                                     -----
(As of Calculation Date)

Total Number of Loans                                      115
Total Outstanding Balance                          $49,842,750
Average Loan Balance                                  $433,415          $64,893 to $1,000,000
WA Mortgage Rate                                        5.900%           4.125% to 7.375%
WA Mortgage Rate Net LPMI                               5.900%           4.125% to 7.375%
Net WAC                                                 5.517%           3.743% to 6.993%
ARM Characteristics
      WA Gross Margin                                   2.750%           2.750% to 2.750%
      WA Months to First Roll                              119              114 to 120
      WA First Periodic Cap                             5.000%           5.000% to 5.000%
      WA Subsequent Periodic Cap                        1.000%           1.000% to 1.000%
      WA Lifetime Cap                                  11.900%          10.125% to 13.375%
      WA Lifetime Floor                                 2.750%           2.750% to 2.750%
WA Original Term (months)                                  360              360 to 360
WA Remaining Term (months)                                 360              354 to 360
WA Age (months)                                              1                0 to 6
WA LTV                                                  69.08%           26.60% to 80.00%
WA FICO                                                    722
WA DTI%                                                 35.25%
Secured by (% of pool)         1st Liens               100.00%
                               2nd Liens                 0.00%
Prepayment Penalty at Loan Orig (% of all               18.73%
loans)
Prepay Moves Exempted          Soft                     18.73%
                               Hard                      0.00%
                               No Prepay                81.27%
                               Unknown                  -0.00%
Percent of IO                                           77.20%




-----------------------------------------------------------------------------------------------------------------------------------
  Top 5 States            Top 5 Prop             Doc Types           Purpose Codes           Occ Codes           Orig PP Term
  ------------            ----------             ---------           -------------           ---------           ------------
CA           69.83%  SFR           63.20%   REDUCE       64.50%   PUR            42.07%   OO          80.31%  0             81.27%
NY           7.82%   PUD           19.75%   FULL/AL      23.83%   RCO            32.71%   INV         16.16%  12             1.19%
VA           5.11%   CND            8.55%   NINA          8.45%   RNC            25.22%   2H           3.53%  36            17.54%
HI           3.03%   2-4U           8.15%   NO RATI       3.22%
AZ           1.65%   CNDP           0.35%

-----------------------------------------------------------------------------------------------------------------------------------







------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 7
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                               $49,842,750 ARM Rate Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------------
                                                            Description
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
10/20 LIB6M                        $11,361,882         27       22.80       $420,810    5.803       359        724        67.9
10/20 LIB6M - IO                   $38,480,868         88       77.20       $437,283    5.928       359        722        69.4
-----------------------------------------------------------------------------------------------------------------------------------
                                   $49,842,750        115      100.00       $433,415    5.900       359        722        69.1
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
$50,000.01 - $100,000.00               $64,893          1        0.13        $64,893    7.375       354        785        40.8
$100,000.01 - $150,000.00           $1,273,330         10        2.55       $127,333    5.950       359        731        63.3
$150,000.01 - $200,000.00           $1,963,602         11        3.94       $178,509    6.124       359        699        57.9
$200,000.01 - $250,000.00             $643,200          3        1.29       $214,400    5.957       360        727        68.9
$250,000.01 - $300,000.00           $2,758,814         10        5.54       $275,881    5.864       359        714        62.9
$300,000.01 - $350,000.00           $3,979,327         12        7.98       $331,611    5.959       359        728        63.0
$350,000.01 - $400,000.00           $3,020,144          8        6.06       $377,518    5.960       359        730        73.0
$400,000.01 - $450,000.00           $4,687,097         11        9.40       $426,100    5.837       359        701        73.3
$450,000.01 - $500,000.00           $3,738,877          8        7.50       $467,360    5.905       359        721        75.5
$500,000.01 - $550,000.00           $5,203,948         10       10.44       $520,395    6.093       359        712        71.5
$550,000.01 - $600,000.00           $5,180,536          9       10.39       $575,615    5.663       358        721        75.9
$600,000.01 - $650,000.00           $3,826,443          6        7.68       $637,740    5.875       358        736        69.8
$650,000.01 - $700,000.00           $2,064,269          3        4.14       $688,090    5.873       359        722        65.9
$700,000.01 - $750,000.00           $3,666,082          5        7.36       $733,216    5.824       359        726        63.9
$750,000.01 - $1,000,000.00         $7,772,188          8       15.59       $971,524    5.894       358        735        68.0
-----------------------------------------------------------------------------------------------------------------------------------
                                   $49,842,750        115      100.00       $433,415    5.900       359        722        69.1
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Original Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
$50,000.01 - $100,000.00               $64,893          1        0.13        $64,893    7.375       354        785        40.8
$100,000.01 - $150,000.00           $1,273,330         10        2.55       $127,333    5.950       359        731        63.3
$150,000.01 - $200,000.00           $1,963,602         11        3.94       $178,509    6.124       359        699        57.9
$200,000.01 - $250,000.00             $643,200          3        1.29       $214,400    5.957       360        727        68.9
$250,000.01 - $300,000.00           $2,758,814         10        5.54       $275,881    5.864       359        714        62.9
$300,000.01 - $350,000.00           $3,979,327         12        7.98       $331,611    5.959       359        728        63.0
$350,000.01 - $400,000.00           $3,020,144          8        6.06       $377,518    5.960       359        730        73.0
$400,000.01 - $450,000.00           $4,687,097         11        9.40       $426,100    5.837       359        701        73.3
$450,000.01 - $500,000.00           $3,738,877          8        7.50       $467,360    5.905       359        721        75.5
$500,000.01 - $550,000.00           $5,203,948         10       10.44       $520,395    6.093       359        712        71.5
$550,000.01 - $600,000.00           $5,180,536          9       10.39       $575,615    5.663       358        721        75.9






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 7
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                               $49,842,750 ARM Rate Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Original Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
$600,000.01 - $650,000.00           $3,826,443          6        7.68       $637,740    5.875       358        736        69.8
$650,000.01 - $700,000.00           $2,064,269          3        4.14       $688,090    5.873       359        722        65.9
$700,000.01 - $750,000.00           $3,666,082          5        7.36       $733,216    5.824       359        726        63.9
$750,000.01 - $800,000.00             $800,000          1        1.61       $800,000    5.750       359        755        48.5
$950,000.01 - $1,000,000.00         $6,972,188          7       13.99       $996,027    5.911       358        732        70.2
-----------------------------------------------------------------------------------------------------------------------------------
                                   $49,842,750        115      100.00       $433,415    5.900       359        722        69.1
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                       State
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
Arizona                               $824,770          3        1.65       $274,923    5.980       359        782        73.8
California                         $34,803,177         72       69.83       $483,377    5.858       359        728        68.2
Colorado                              $130,269          1        0.26       $130,269    5.875       359        718        80.0
District of Columbia                  $276,800          1        0.56       $276,800    6.250       359        765        80.0
Florida                               $539,000          2        1.08       $269,500    6.875       359        662        73.7
Georgia                               $416,000          2        0.83       $208,000    6.000       359        675        78.5
Hawaii                              $1,508,000          3        3.03       $502,667    6.053       359        713        75.9
Massachusetts                         $174,000          1        0.35       $174,000    5.750       358        707        43.5
Maryland                              $724,948          2        1.45       $362,474    5.768       359        684        78.8
Michigan                              $104,800          1        0.21       $104,800    6.250       358        784        72.4
New Jersey                            $611,000          2        1.23       $305,500    5.690       360        778        80.0
New Mexico                            $532,000          1        1.07       $532,000    6.625       359        655        79.4
Nevada                                $710,700          2        1.43       $355,350    5.677       359        746        72.1
New York                            $3,897,851          9        7.82       $433,095    5.993       359        711        62.6
Ohio                                  $399,200          2        0.80       $199,600    5.627       360        696        80.0
Pennsylvania                          $117,481          1        0.24       $117,481    5.875       357        772        80.0
South Carolina                        $736,473          4        1.48       $184,118    6.153       357        724        74.7
Tennessee                             $788,800          2        1.58       $394,400    5.484       360        720        76.2
Virginia                            $2,547,481          4        5.11       $636,870    6.043       359        673        69.0
-----------------------------------------------------------------------------------------------------------------------------------
                                   $49,842,750        115      100.00       $433,415    5.900       359        722        69.1
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                        $4,819,570         19        9.67       $253,662    5.904       359        711        42.2
50.01 - 55.00                       $2,651,074          4        5.32       $662,769    5.804       359        717        52.7
55.01 - 60.00                       $2,233,000          5        4.48       $446,600    6.039       359        727        57.7
60.01 - 65.00                       $5,560,515         11       11.16       $505,501    5.611       359        743        62.8








------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 7
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                               $49,842,750 ARM Rate Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                       $8,244,888         14       16.54       $588,921    5.806       358        733        68.3
70.01 - 75.00                       $5,649,324         13       11.33       $434,563    6.064       359        729        73.9
75.01 - 80.00                      $20,684,379         49       41.50       $422,130    5.966       359        713        79.4
-----------------------------------------------------------------------------------------------------------------------------------
                                   $49,842,750        115      100.00       $433,415    5.900       359        722        69.1
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                        Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                         $410,000          1        0.82       $410,000    4.125       359        767        60.7
4.501 - 5.000                         $254,000          1        0.51       $254,000    5.000       359        702        60.5
5.001 - 5.500                       $5,558,916         12       11.15       $463,243    5.398       359        756        70.5
5.501 - 6.000                      $29,648,161         65       59.48       $456,126    5.803       359        724        67.8
6.001 - 6.500                      $10,725,981         28       21.52       $383,071    6.266       359        715        71.1
6.501 - 7.000                       $3,180,799          7        6.38       $454,400    6.708       358        666        74.4
7.001 - 7.500                          $64,893          1        0.13        $64,893    7.375       354        785        40.8
-----------------------------------------------------------------------------------------------------------------------------------
                                   $49,842,750        115      100.00       $433,415    5.900       359        722        69.1
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Property Type
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
SFR                                $31,501,067         70       63.20       $450,015    5.874       359        726        67.5
PUD                                 $9,842,580         23       19.75       $427,938    5.892       359        703        73.3
CND                                 $4,261,075         14        8.55       $304,362    5.720       359        727        66.9
2-4U                                $4,063,028          7        8.15       $580,433    6.294       358        732        74.4
CNDP                                  $175,000          1        0.35       $175,000    6.250       359        703        38.9
-----------------------------------------------------------------------------------------------------------------------------------
                                   $49,842,750        115      100.00       $433,415    5.900       359        722        69.1
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                              Purpose
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
PUR                                $20,968,790         47       42.07       $446,144    5.882       359        733        73.3
RCO                                $16,303,901         43       32.71       $379,160    6.013       359        701        64.4
RNC                                $12,570,059         25       25.22       $502,802    5.782       359        732        68.1
-----------------------------------------------------------------------------------------------------------------------------------
                                   $49,842,750        115      100.00       $433,415    5.900       359        722        69.1
-----------------------------------------------------------------------------------------------------------------------------------







------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 7
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                $49,842,750 ARM Rate Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Occupancy
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
OO                                 $40,028,687         89       80.31       $449,761    5.859       359        722        69.5
INV                                 $8,054,944         22       16.16       $366,134    6.137       359        724        65.6
2H                                  $1,759,120          4        3.53       $439,780    5.747       359        727        76.5

-----------------------------------------------------------------------------------------------------------------------------------
                                   $49,842,750        115      100.00       $433,415    5.900       359        722        69.1
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                               Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
360                                $10,291,180         28       20.65       $367,542    5.860       360        732        68.4
359                                $19,009,368         47       38.14       $404,455    5.904       359        713        66.9
358                                $15,867,046         29       31.83       $547,140    5.841       358        727        72.2
357                                 $3,542,750          8        7.11       $442,844    6.136       357        714        67.8
356                                 $1,067,514          2        2.14       $533,757    6.201       356        743        73.0
354                                    $64,893          1        0.13        $64,893    7.375       354        785        40.8
-----------------------------------------------------------------------------------------------------------------------------------
                                   $49,842,750        115      100.00       $433,415    5.900       359        722        69.1
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Document Type
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
REDUCED                            $32,146,835         69       64.50       $465,896    5.871       359        730        68.6
FULL/ALT                           $11,877,211         29       23.83       $409,559    5.981       358        699        73.4
NINA                                $4,213,704         13        8.45       $324,131    6.027       359        722        60.4
NO RATIO                            $1,605,000          4        3.22       $401,250    5.540       359        734        69.5
-----------------------------------------------------------------------------------------------------------------------------------
                                   $49,842,750        115      100.00       $433,415    5.900       359        722        69.1
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Range of FICO
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
621 - 640                           $3,503,500         10        7.03       $350,350    6.208       359        632        55.2
641 - 660                           $3,623,945          9        7.27       $402,661    6.103       359        652        78.8
661 - 680                           $2,944,580          7        5.91       $420,654    6.160       359        677        77.8
681 - 700                           $7,712,053         14       15.47       $550,861    6.000       358        692        70.0
701 - 720                           $6,942,021         19       13.93       $365,370    5.885       358        710        66.9
721 - 740                           $5,545,028         12       11.13       $462,086    5.787       359        734        71.5
741 - 760                           $4,678,323         10        9.39       $467,832    5.829       359        752        69.6
761 - 780                          $11,195,359         23       22.46       $486,755    5.741       359        771        69.5
781 - 800                           $3,006,303          8        6.03       $375,788    5.727       359        789        62.5






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 7
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                               $49,842,750 ARM Rate Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Range of FICO
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
801 - 820                             $691,639          3        1.39       $230,546    5.891       359        807        62.6
-----------------------------------------------------------------------------------------------------------------------------------
                                   $49,842,750        115      100.00       $433,415    5.900       359        722        69.1
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                     Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
0                                  $40,504,840         96       81.27       $421,925    5.881       359        723        69.4
12                                    $593,368          2        1.19       $296,684    5.726       359        769        49.6
36                                  $8,744,543         17       17.54       $514,385    5.999       358        713        68.9
-----------------------------------------------------------------------------------------------------------------------------------
                                   $49,842,750        115      100.00       $433,415    5.900       359        722        69.1
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Months to Roll
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
114                                    $64,893          1        0.13        $64,893    7.375       354        785        40.8
116                                 $1,067,514          2        2.14       $533,757    6.201       356        743        73.0
117                                 $3,542,750          8        7.11       $442,844    6.136       357        714        67.8
118                                $15,867,046         29       31.83       $547,140    5.841       358        727        72.2
119                                $19,009,368         47       38.14       $404,455    5.904       359        713        66.9
120                                $10,291,180         28       20.65       $367,542    5.860       360        732        68.4
-----------------------------------------------------------------------------------------------------------------------------------
                                   $49,842,750        115      100.00       $433,415    5.900       359        722        69.1
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                               Margin
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                      $49,842,750        115      100.00       $433,415    5.900       359        722        69.1
-----------------------------------------------------------------------------------------------------------------------------------
                                   $49,842,750        115      100.00       $433,415    5.900       359        722        69.1
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Maximum Rates
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
10.001 - 11.000                       $664,000          2        1.33       $332,000    4.460       359        742        60.6






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 7
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                               $49,842,750 ARM Rate Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Maximum Rates
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
11.001 - 12.000                    $35,207,077         77       70.64       $457,235    5.739       359        729        68.2
12.001 - 13.000                    $13,906,780         35       27.90       $397,337    6.367       359        704        71.9
13.001 - 14.000                        $64,893          1        0.13        $64,893    7.375       354        785        40.8
-----------------------------------------------------------------------------------------------------------------------------------
                                   $49,842,750        115      100.00       $433,415    5.900       359        722        69.1
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                   Next Interest Adjustment Date
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
06/14                                  $64,893          1        0.13        $64,893    7.375       354        785        40.8
08/14                               $1,067,514          2        2.14       $533,757    6.201       356        743        73.0
09/14                               $3,542,750          8        7.11       $442,844    6.136       357        714        67.8
10/14                              $15,867,046         29       31.83       $547,140    5.841       358        727        72.2
11/14                              $19,009,368         47       38.14       $404,455    5.904       359        713        66.9
12/14                              $10,291,180         28       20.65       $367,542    5.860       360        732        68.4
-----------------------------------------------------------------------------------------------------------------------------------
                                   $49,842,750        115      100.00       $433,415    5.900       359        722        69.1
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                        Initial Fixed Period
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
120                                $49,842,750        115      100.00       $433,415    5.900       359        722        69.1
-----------------------------------------------------------------------------------------------------------------------------------
                                   $49,842,750        115      100.00       $433,415    5.900       359        722        69.1
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                             Floor Rate
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                      $49,842,750        115      100.00       $433,415    5.900       359        722        69.1
-----------------------------------------------------------------------------------------------------------------------------------
                                   $49,842,750        115      100.00       $433,415    5.900       359        722        69.1
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                            Initial Cap
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
5.000                              $49,842,750        115      100.00       $433,415    5.900       359        722        69.1
-----------------------------------------------------------------------------------------------------------------------------------
                                   $49,842,750        115      100.00       $433,415    5.900       359        722        69.1
-----------------------------------------------------------------------------------------------------------------------------------







------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                                 Group 7
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                               $49,842,750 ARM Rate Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Subsequent Cap
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                              $49,842,750        115      100.00       $433,415    5.900       359        722        69.1
-----------------------------------------------------------------------------------------------------------------------------------
                                   $49,842,750        115      100.00       $433,415    5.900       359        722        69.1
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Range of DTI%
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
5.01 - 10.00                          $517,500          1        1.04       $517,500    6.250       360        770        75.0
10.01 - 15.00                         $443,893          2        0.89       $221,947    5.774       357        777        60.0
15.01 - 20.00                       $1,221,750          4        2.45       $305,437    5.775       359        746        54.2
20.01 - 25.00                       $4,307,079         10        8.64       $430,708    5.731       359        748        69.6
25.01 - 30.00                       $3,647,892          8        7.32       $455,987    5.729       359        730        62.4
30.01 - 35.00                       $8,618,026         18       17.29       $478,779    5.800       358        726        68.5
35.01 - 40.00                       $7,968,100         21       15.99       $379,433    5.843       359        725        73.3
40.01 - 45.00                      $14,471,007         27       29.03       $535,963    6.009       359        709        70.6
45.01 - 50.00                       $1,936,800          5        3.89       $387,360    6.108       359        696        79.7
50.01 - 55.00                         $892,000          2        1.79       $446,000    6.726       359        663        76.4
Unknown                             $5,818,704         17       11.67       $342,277    5.893       359        725        62.9

-----------------------------------------------------------------------------------------------------------------------------------
                                   $49,842,750        115      100.00       $433,415    5.900       359        722        69.1
-----------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                          INDX 2004-AR15
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                        $412,180,738 ARM Rate Mortgage Loans

Summary of Loans in Statistical Calculation Pool                     Range
                                                                     -----
(As of Calculation Date)

Total Number of Loans                                     1,178
Total Outstanding Balance                          $412,180,738
Average Loan Balance                                   $349,899        $40,800 to $2,275,000
WA Mortgage Rate                                        5.702%          4.125% to 10.250%
WA Mortgage Rate Net LPMI                               5.702%          4.125% to 10.250%
Net WAC                                                 5.319%          3.743% to 9.868%
ARM Characteristics
      WA Gross Margin                                   2.749%          2.250% to 4.000%
      WA Months to First Roll                               60              29 to 120
      WA First Periodic Cap                             4.218%          2.000% to 6.000%
      WA Subsequent Periodic Cap                        1.478%          1.000% to 2.000%
      WA Lifetime Cap                                  11.700%         10.000% to 16.250%
      WA Lifetime Floor                                 2.749%          2.250% to 4.000%
WA Original Term (months)                                  360             360 to 360
WA Remaining Term (months)                                 359             353 to 360
WA Age (months)                                              1               0 to 7
WA LTV                                                  75.01%          19.85% to 95.00%
WA FICO                                                    703
WA DTI%                                                 38.73%
Secured by (% of pool)         1st Liens               100.00%
                               2nd Liens                 0.00%
Prepayment Penalty at Loan Orig (% of all                5.40%
loans)
Prepay Moves Exempted          Soft                      5.37%
                               Hard                      0.03%
                               No Prepay                94.60%

Percent of IO                                           85.50%




-----------------------------------------------------------------------------------------------------------------------------------
  Top 5 States            Top 5 Prop             Doc Types           Purpose Codes           Occ Codes           Orig PP Term
  ------------            ----------             ---------           -------------           ---------           ------------
CA           55.54%   SFR          58.80%   REDUCE        54.70%   PUR            56.57%   OO         85.64%    0           94.60%
VA            5.18%   PUD          23.48%   FULL/AL       22.42%   RCO            29.48%   INV        11.89%   12            1.66%
FL            4.52%   CND           9.20%   NINA          15.11%   RNC            13.95%   2H          2.47%   24            0.60%
NV            4.35%   2-4U          6.43%   NO RATI        7.77%                                               36            3.14%
NY            4.23%   TWN           1.05%


-----------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                          INDX 2004-AR15
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                $412,180,738 ARM Rate Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------------
                                                            Description
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
3/1 CMT1Y                          $10,240,075         28        2.48       $369,717    5.501       359        692        73.9
3/1 CMT1Y - IO                     $91,100,765        268       22.10       $339,928    5.587       360        695        78.3
5/1 CMT1Y                          $20,823,216         57        5.05       $365,320    5.647       359        696        75.5
5/1 CMT1Y - IO                     $74,204,476        233       18.00       $318,474    5.762       360        705        76.6
3/27 LIB6M                          $4,836,548         12        1.17       $403,046    5.573       359        683        77.0
3/27 LIB6M - IO                    $55,115,464        153       13.37       $360,232    5.512       359        697        75.9
5/25 LIB6M                          $5,539,882         13        1.34       $426,145    5.884       360        695        75.4
5/25 LIB6M - IO                    $51,443,197        158       12.48       $325,590    5.837       359        693        75.2
7/23 LIB6M                          $6,956,988         16        1.69       $434,812    5.499       359        731        72.5
7/23 LIB6M - IO                    $42,077,376        125       10.21       $336,619    5.794       359        719        71.0
10/20 LIB6M                        $11,361,882         27        2.76       $420,810    5.803       359        724        67.9
10/20 LIB6M - IO                   $38,480,868         88        9.34       $437,283    5.928       359        722        69.4
-----------------------------------------------------------------------------------------------------------------------------------
                                  $412,180,738      1,178      100.00       $349,899    5.702       359        703        75.0
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00                     $88,752          2        0.02        $44,376    6.115       359        722        80.0
$50,000.01 - $100,000.00            $2,277,205         27        0.55        $84,341    6.353       360        709        76.1
$100,000.01 - $150,000.00          $12,670,619        101        3.07       $125,452    5.831       359        707        76.0
$150,000.01 - $200,000.00          $23,091,890        130        5.60       $177,630    5.828       359        702        76.2
$200,000.01 - $250,000.00          $30,165,062        133        7.32       $226,805    5.700       359        700        77.9
$250,000.01 - $300,000.00          $39,810,910        144        9.66       $276,465    5.701       359        707        76.9
$300,000.01 - $350,000.00          $51,010,780        156       12.38       $326,992    5.612       359        702        76.3
$350,000.01 - $400,000.00          $43,696,805        116       10.60       $376,697    5.745       359        692        77.0
$400,000.01 - $450,000.00          $34,134,590         80        8.28       $426,682    5.673       359        696        74.6
$450,000.01 - $500,000.00          $42,326,788         89       10.27       $475,582    5.752       359        696        77.0
$500,000.01 - $550,000.00          $25,034,814         48        6.07       $521,559    5.639       359        712        74.8
$550,000.01 - $600,000.00          $29,855,094         52        7.24       $574,136    5.701       359        705        75.1
$600,000.01 - $650,000.00          $28,678,868         45        6.96       $637,308    5.699       359        704        73.6
$650,000.01 - $700,000.00           $4,097,269          6        0.99       $682,878    5.853       359        709        63.4
$700,000.01 - $750,000.00          $11,768,623         16        2.86       $735,539    5.803       359        692        68.9
$750,000.01 - $1,000,000.00        $25,394,769         28        6.16       $906,956    5.610       359        713        67.8
$1,000,000.01 - $1,500,000.0        $3,744,900          3        0.91     $1,248,300    5.255       359        764        66.9
> $2,000,000.00                     $4,333,000          2        1.05     $2,166,500    5.559       359        771        64.7

-----------------------------------------------------------------------------------------------------------------------------------
                                  $412,180,738      1,178      100.00       $349,899    5.702       359        703        75.0
-----------------------------------------------------------------------------------------------------------------------------------







------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                          INDX 2004-AR15
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                $412,180,738 ARM Rate Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Original Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00                     $88,752          2        0.02        $44,376    6.115       359        722        80.0
$50,000.01 - $100,000.00            $2,277,205         27        0.55        $84,341    6.353       360        709        76.1
$100,000.01 - $150,000.00          $12,670,619        101        3.07       $125,452    5.831       359        707        76.0
$150,000.01 - $200,000.00          $23,091,890        130        5.60       $177,630    5.828       359        702        76.2
$200,000.01 - $250,000.00          $30,165,062        133        7.32       $226,805    5.700       359        700        77.9
$250,000.01 - $300,000.00          $39,810,910        144        9.66       $276,465    5.701       359        707        76.9
$300,000.01 - $350,000.00          $51,010,780        156       12.38       $326,992    5.612       359        702        76.3
$350,000.01 - $400,000.00          $43,696,805        116       10.60       $376,697    5.745       359        692        77.0
$400,000.01 - $450,000.00          $34,134,590         80        8.28       $426,682    5.673       359        696        74.6
$450,000.01 - $500,000.00          $42,326,788         89       10.27       $475,582    5.752       359        696        77.0
$500,000.01 - $550,000.00          $25,034,814         48        6.07       $521,559    5.639       359        712        74.8
$550,000.01 - $600,000.00          $29,855,094         52        7.24       $574,136    5.701       359        705        75.1
$600,000.01 - $650,000.00          $28,678,868         45        6.96       $637,308    5.699       359        704        73.6
$650,000.01 - $700,000.00           $4,097,269          6        0.99       $682,878    5.853       359        709        63.4
$700,000.01 - $750,000.00          $11,768,623         16        2.86       $735,539    5.803       359        692        68.9
$750,000.01 - $800,000.00           $4,676,000          6        1.13       $779,333    5.417       358        717        65.4
$800,000.01 - $850,000.00           $3,358,000          4        0.81       $839,500    5.469       360        714        64.9
$850,000.01 - $900,000.00           $2,664,242          3        0.65       $888,081    5.584       359        745        71.8
$900,000.01 - $950,000.00           $3,724,341          4        0.90       $931,085    5.247       359        674        66.5
$950,000.01 - $1,000,000.00        $10,972,187         11        2.66       $997,472    5.864       359        716        69.2
$1,100,000.01 - $1,150,000.0        $1,150,000          1        0.28     $1,150,000    5.250       359        774        54.8
$1,250,000.01 - $1,300,000.0        $1,262,400          1        0.31     $1,262,400    5.000       359        778        80.0
$1,300,000.01 - $1,350,000.0        $1,332,500          1        0.32     $1,332,500    5.500       359        743        65.0
> $2,000,000.00                     $4,333,000          2        1.05     $2,166,500    5.559       359        771        64.7
-----------------------------------------------------------------------------------------------------------------------------------
                                  $412,180,738      1,178      100.00       $349,899    5.702       359        703        75.0
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                       State
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
Alabama                               $164,000          1        0.04       $164,000    6.875       358        768        80.0
Arkansas                              $398,561          3        0.10       $132,854    5.391       359        697        85.4
Arizona                            $10,821,099         41        2.63       $263,929    5.858       359        696        78.6
California                        $228,928,884        551       55.54       $415,479    5.669       359        708        73.6
Colorado                           $11,359,059         39        2.76       $291,258    5.558       359        692        76.5
Connecticut                         $3,345,920          7        0.81       $477,989    5.980       360        697        74.0
District of Columbia                $1,253,600          5        0.30       $250,720    6.038       360        707        79.1
Delaware                              $596,500          2        0.14       $298,250    6.268       359        758        79.9
Florida                            $18,645,007         74        4.52       $251,960    5.743       360        687        75.6
Georgia                             $5,750,873         24        1.40       $239,620    5.607       359        682        78.6






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                          INDX 2004-AR15
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                $412,180,738 ARM Rate Mortgage Loans



-----------------------------------------------------------------------------------------------------------------------------------
                                                       State
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
Hawaii                              $7,291,339         14        1.77       $520,810    5.703       359        730        72.4
Iowa                                  $234,000          1        0.06       $234,000    5.750       360        651        75.0
Idaho                                 $527,860          4        0.13       $131,965    6.144       359        742        85.9
Illinois                            $8,893,870         33        2.16       $269,511    5.675       359        699        79.9
Indiana                               $159,000          1        0.04       $159,000    5.125       360        629        69.1
Kentucky                              $196,569          1        0.05       $196,569    5.125       359        725        80.0
Massachusetts                       $5,180,600         17        1.26       $304,741    5.844       360        696        73.9
Maryland                           $15,580,267         53        3.78       $293,967    5.605       359        694        78.3
Michigan                            $1,655,146         10        0.40       $165,515    5.873       358        701        80.0
Minnesota                           $1,909,585          8        0.46       $238,698    5.692       360        684        82.9
Missouri                              $936,550          3        0.23       $312,183    5.937       360        646        78.3
Montana                               $237,901          1        0.06       $237,901    5.750       358        643        80.0
North Carolina                      $3,410,951         13        0.83       $262,381    5.395       359        684        72.7
North Dakota                          $104,000          1        0.03       $104,000    7.000       360        680        79.3
Nebraska                              $274,248          2        0.07       $137,124    5.922       359        683        73.9
New Jersey                          $9,585,000         24        2.33       $399,375    5.967       359        720        76.8
New Mexico                            $924,400          3        0.22       $308,133    6.282       359        700        80.2
Nevada                             $17,929,831         64        4.35       $280,154    5.739       359        694        79.0
New York                           $17,450,576         43        4.23       $405,827    5.877       359        705        70.3
Ohio                                $1,377,615          8        0.33       $172,202    5.901       360        696        82.7
Oklahoma                              $150,500          1        0.04       $150,500    5.500       359        671        93.9
Oregon                              $1,708,350          6        0.41       $284,725    5.975       359        708        77.2
Pennsylvania                          $738,288          5        0.18       $147,658    6.098       359        711        84.6
South Carolina                      $1,477,948          9        0.36       $164,216    6.150       358        705        78.3
Tennessee                           $1,966,719          5        0.48       $393,344    5.227       359        707        78.1
Texas                               $3,877,421         16        0.94       $242,339    5.557       359        682        72.6
Utah                                $1,236,397          5        0.30       $247,279    5.740       358        710        71.3
Virginia                           $21,336,420         63        5.18       $338,673    5.705       359        685        77.7
Vermont                               $394,250          1        0.10       $394,250    5.875       360        709        95.0
Washington                          $3,824,250         14        0.93       $273,161    5.650       359        701        82.2
Wisconsin                             $347,384          2        0.08       $173,692    5.558       360        717        80.0
-----------------------------------------------------------------------------------------------------------------------------------
                                  $412,180,738      1,178      100.00       $349,899    5.702       359        703        75.0
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                       $13,031,211         46        3.16       $283,287    5.773       359        702        42.8
50.01 - 55.00                      $11,706,573         26        2.84       $450,253    5.548       359        712        52.9
55.01 - 60.00                      $12,249,530         29        2.97       $422,398    5.636       359        711        57.9







------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                          INDX 2004-AR15
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                $412,180,738 ARM Rate Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                      $28,406,130         52        6.89       $546,272    5.568       359        727        63.4
65.01 - 70.00                      $34,678,430         75        8.41       $462,379    5.701       359        702        68.2
70.01 - 75.00                      $38,050,206         91        9.23       $418,134    5.888       359        700        73.8
75.01 - 80.00                     $256,173,429        788       62.15       $325,093    5.691       359        700        79.7
80.01 - 85.00                       $1,516,250          4        0.37       $379,063    5.394       359        730        84.2
85.01 - 90.00                       $6,513,320         24        1.58       $271,388    5.730       359        691        89.3
90.01 - 95.00                       $9,855,659         43        2.39       $229,201    5.862       359        709        94.7
-----------------------------------------------------------------------------------------------------------------------------------
                                  $412,180,738      1,178      100.00       $349,899    5.702       359        703        75.0
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                        Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                         $783,400          2        0.19       $391,700    4.304       359        777        61.5
4.501 - 5.000                      $27,140,294         74        6.58       $366,761    4.892       359        720        75.2
5.001 - 5.500                     $129,375,144        357       31.39       $362,395    5.361       359        704        75.2
5.501 - 6.000                     $178,669,216        501       43.35       $356,625    5.780       359        705        74.5
6.001 - 6.500                      $58,128,275        180       14.10       $322,935    6.261       359        694        75.9
6.501 - 7.000                      $15,283,477         52        3.71       $293,913    6.729       359        680        75.5
7.001 - 7.500                       $2,328,932          9        0.57       $258,770    7.364       358        672        79.1
7.501 - 8.000                         $400,000          2        0.10       $200,000    7.813       360        682        80.0
10.001 - 10.500                        $72,000          1        0.02        $72,000   10.250       359        658        80.0
-----------------------------------------------------------------------------------------------------------------------------------
                                  $412,180,738      1,178      100.00       $349,899    5.702       359        703        75.0
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Property Type
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
SFR                               $242,366,540        661       58.80       $366,666    5.686       359        705        74.1
PUD                                $96,797,706        293       23.48       $330,368    5.675       359        690        76.7
CND                                $37,940,769        132        9.20       $287,430    5.622       359        715        77.3
2-4U                               $26,511,390         63        6.43       $420,816    6.048       359        720        73.3
TWN                                 $4,317,548         16        1.05       $269,847    5.891       360        682        76.4
CNDP                                $4,246,784         13        1.03       $326,676    5.586       359        677        76.1
-----------------------------------------------------------------------------------------------------------------------------------
                                  $412,180,738      1,178      100.00       $349,899    5.702       359        703        75.0
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                              Purpose
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------







------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                          INDX 2004-AR15
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                $412,180,738 ARM Rate Mortgage Loans


-----------------------------------------------------------------------------------------------------------------------------------
                                                              Purpose
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
PUR                               $233,173,033        715       56.57       $326,116    5.660       359        710        78.3
RCO                               $121,529,023        332       29.48       $366,051    5.831       359        687        70.3
RNC                                $57,478,682        131       13.95       $438,769    5.599       359        708        71.4
-----------------------------------------------------------------------------------------------------------------------------------
                                  $412,180,738      1,178      100.00       $349,899    5.702       359        703        75.0
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                             Occupancy
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
OO                                $352,980,118      1,002       85.64       $352,276    5.653       359        701        75.7
INV                                $49,001,582        145       11.89       $337,942    6.034       359        718        70.4
2H                                 $10,199,038         31        2.47       $329,001    5.778       359        692        73.2
-----------------------------------------------------------------------------------------------------------------------------------
                                  $412,180,738      1,178      100.00       $349,899    5.702       359        703        75.0
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                               Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
360                               $207,646,635        606       50.38       $342,651    5.739       360        696        75.9
359                               $143,072,983        401       34.71       $356,790    5.600       359        707        74.2
358                                $42,971,867        119       10.43       $361,108    5.771       358        715        74.6
357                                $12,164,050         32        2.95       $380,127    5.946       357        720        72.0
356                                 $3,072,167          7        0.75       $438,881    5.908       356        737        74.4
355                                   $540,000          2        0.13       $270,000    5.625       355        770        80.0
354                                 $1,166,934          4        0.28       $291,733    5.791       354        733        69.9
353                                 $1,546,102          7        0.38       $220,872    5.782       353        683        75.2

-----------------------------------------------------------------------------------------------------------------------------------
                                  $412,180,738      1,178      100.00       $349,899    5.702       359        703        75.0
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Document Type
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
REDUCED                           $225,481,960        604       54.70       $373,315    5.688       359        703        75.0
FULL/ALT                           $92,413,180        278       22.42       $332,422    5.562       359        706        76.7
NINA                               $62,277,994        219       15.11       $284,374    5.941       359        700        73.6
NO RATIO                           $32,007,604         77        7.77       $415,683    5.735       359        697        72.9
-----------------------------------------------------------------------------------------------------------------------------------
                                  $412,180,738      1,178      100.00       $349,899    5.702       359        703        75.0
-----------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                          INDX 2004-AR15
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                $412,180,738 ARM Rate Mortgage Loans


-----------------------------------------------------------------------------------------------------------------------------------
                                                           Range of FICO
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
601 - 620                          $ 1,588,100          5        0.39       $317,620    5.523       360        620        76.3
621 - 640                          $36,905,553        105        8.95       $351,481    5.799       359        633        73.2
641 - 660                          $52,508,671        154       12.74       $340,965    5.861       359        651        76.1
661 - 680                          $60,290,665        167       14.63       $361,022    5.714       359        671        75.7
681 - 700                          $55,193,788        163       13.39       $338,612    5.738       359        690        75.6
701 - 720                          $59,257,821        176       14.38       $336,692    5.703       359        709        76.6
721 - 740                          $43,230,140        130       10.49       $332,540    5.579       359        731        75.7
741 - 760                          $42,982,227        117       10.43       $367,369    5.638       359        750        74.9
761 - 780                          $39,580,985        105        9.60       $376,962    5.607       359        771        73.2
781 - 800                          $14,624,232         39        3.55       $374,980    5.496       359        788        69.1
801 - 820                           $5,482,349         15        1.33       $365,490    5.640       359        807        69.7
821 - 840                             $300,000          1        0.07       $300,000    6.875       360        822        61.9
Unknown                               $236,206          1        0.06       $236,206    7.375       357                   80.0
-----------------------------------------------------------------------------------------------------------------------------------
                                  $412,180,738      1,178      100.00       $349,899    5.702       359        703        75.0
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                     Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
0                                 $389,915,849      1,122       94.60       $347,519    5.696       359        703        75.2
12                                  $6,838,000         17        1.66       $402,235    5.507       359        704        73.9
24                                  $2,481,406          8        0.60       $310,176    5.889       359        673        74.5
36                                 $12,945,483         31        3.14       $417,596    5.930       359        718        70.3
-----------------------------------------------------------------------------------------------------------------------------------
                                  $412,180,738      1,178      100.00       $349,899    5.702       359        703        75.0
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                     80% LTV/PMI Analysis             (Excludes    1107  80% or less LTV Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
> 80% LTV, with MI                 $17,885,228         71      100.00       $251,905    5.774       359        704        91.8
-----------------------------------------------------------------------------------------------------------------------------------
                                   $17,885,228         71      100.00       $251,905    5.774       359        704        91.8
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Months to Roll
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
29                                    $139,810          1        0.03       $139,810    5.250       353        771        80.0
33                                  $1,209,691          4        0.29       $302,423    5.776       357        700        72.2
34                                  $6,859,554         24        1.66       $285,815    5.592       358        699        80.5
35                                 $60,949,429        166       14.79       $367,165    5.439       359        700        75.9
36                                 $92,134,370        266       22.35       $346,370    5.627       360        691        77.8






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                          INDX 2004-AR15
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                $412,180,738 ARM Rate Mortgage Loans


-----------------------------------------------------------------------------------------------------------------------------------
                                                           Months to Roll
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
53                                  $1,406,292          2        0.34       $234,382    5.835       353        679        74.7
54                                    $380,000          1        0.09       $380,000    7.500       354        694        95.0
55                                    $540,000          2        0.13       $270,000    5.625       355        770        80.0
56                                    $112,667          1        0.03       $112,667    6.250       356        673        80.0
57                                    $996,000          2        0.24       $498,000    5.303       357        760        80.0
58                                  $7,341,027         28        1.78       $262,180    5.542       358        693        78.3
59                                 $49,988,196        153       12.13       $326,720    5.669       359        708        75.9
60                                 $91,246,588        268       22.14       $340,472    5.851       360        695        75.6
78                                    $722,041          2        0.18       $361,020    4.750       354        749        59.3
80                                  $1,891,986          4        0.46       $472,996    5.722       356        738        74.9
81                                  $6,415,610         18        1.56       $356,423    5.973       357        720        73.0
82                                 $12,904,241         38        3.13       $339,585    5.910       358        721        72.3
83                                 $13,125,990         35        3.18       $375,028    5.650       359        727        70.4
84                                 $13,974,497         44        3.39       $317,602    5.657       360        711        70.4
114                                    $64,893          1        0.02        $64,893    7.375       354        785        40.8
116                                 $1,067,514          2        0.26       $533,757    6.201       356        743        73.0
117                                 $3,542,750          8        0.86       $442,844    6.136       357        714        67.8
118                                $15,867,046         29        3.85       $547,140    5.841       358        727        72.2
119                                $19,009,368         47        4.61       $404,455    5.904       359        713        66.9
120                                $10,291,180         28        2.50       $367,542    5.860       360        732        68.4
-----------------------------------------------------------------------------------------------------------------------------------
                                  $412,180,738      1,178      100.00       $349,899    5.702       359        703        75.0
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                               Margin
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                     $411,880,738      1,177       99.93       $349,941    5.702       359        703        75.0
3.001 - 4.000                         $300,000          1        0.07       $300,000    5.625       360        735        85.7
-----------------------------------------------------------------------------------------------------------------------------------
                                  $412,180,738      1,178      100.00       $349,899    5.702       359        703        75.0
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                           Maximum Rates
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
9.001 - 10.000                        $923,889          1        0.22       $923,889    5.000       359        632        66.1
10.001 - 11.000                    $27,759,805         76        6.73       $365,261    4.878       359        726        75.3
11.001 - 12.000                   $306,407,323        853       74.34       $359,211    5.605       359        704        74.8
12.001 - 13.000                    $74,428,714        236       18.06       $315,376    6.356       359        691        75.9
13.001 - 14.000                     $2,589,007         11        0.63       $235,364    7.310       359        670        76.1
16.001 - 17.000                        $72,000          1        0.02        $72,000   10.250       359        658        80.0
-----------------------------------------------------------------------------------------------------------------------------------
                                  $412,180,738      1,178      100.00       $349,899    5.702       359        703        75.0
-----------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                          INDX 2004-AR15
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                $412,180,738 ARM Rate Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------------
                                                   Next Interest Adjustment Date
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
05/07                                 $139,810          1        0.03       $139,810    5.290       353        771        80.0
09/07                               $1,209,691          4        0.29       $302,423    5.776       357        700        72.2
10/07                               $6,859,554         24        1.66       $285,815    5.592       358        699        80.5
11/07                              $60,949,429        166       14.79       $367,165    5.439       359        700        75.9
12/07                              $92,134,370        266       22.35       $346,370    5.627       360        691        77.8
05/09                               $1,406,292          6        0.34       $234,382    5.835       353        675        74.7
06/09                                 $380,000          1        0.09       $380,000    7.500       354        694        95.0
07/09                                 $540,000          2        0.13       $270,000    5.625       355        770        80.0
08/09                                 $112,667          1        0.03       $112,667    6.250       356        673        80.0
09/09                                 $996,000          2        0.24       $498,000    5.303       357        760        80.0
10/09                               $7,341,027         28        1.78       $262,180    5.542       358        693        78.3
11/09                              $49,988,196        153       12.13       $326,720    5.669       359        708        75.9
12/09                              $91,246,588        268       22.14       $340,472    5.851       360        695        75.6
06/11                                 $722,041          2        0.18       $361,020    4.750       354        749        59.3
08/11                               $1,891,986          4        0.46       $472,996    5.722       356        738        74.9
09/11                               $6,415,610         18        1.56       $356,423    5.973       357        720        73.0
10/11                              $12,904,241         38        3.13       $339,585    5.910       358        721        72.3
11/11                              $13,125,990         35        3.18       $375,028    5.650       359        727        70.4
12/11                              $13,974,497         44        3.39       $317,602    5.657       360        711        70.4
06/14                                  $64,893          1        0.02        $64,893    7.375       354        785        40.8
08/14                               $1,067,514          2        0.26       $533,757    6.201       356        743        73.0
09/14                               $3,542,750          8        0.86       $442,844    6.136       357        714        67.8
10/14                              $15,867,046         29        3.85       $547,140    5.841       358        727        72.2
11/14                              $19,009,368         47        4.61       $404,455    5.904       359        713        66.9
12/14                              $10,291,180         28        2.50       $367,542    5.860       360        732        68.4
-----------------------------------------------------------------------------------------------------------------------------------
                                  $412,180,738      1,178      100.00       $349,899    5.702       359        703        75.0
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                        Initial Fixed Period
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
36                                $161,292,853        461       39.13       $349,876    5.555       360        695        77.2
60                                $152,010,770        461       36.88       $329,741    5.776       359        699        75.9
84                                 $49,034,364        141       11.90       $347,761    5.752       359        721        71.2
120                                $49,842,750        115       12.09       $433,415    5.900       359        722        69.1
-----------------------------------------------------------------------------------------------------------------------------------
                                  $412,180,738      1,178      100.00       $349,899    5.702       359        703        75.0
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                             Floor Rate
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                     $411,880,738      1,177       99.93       $349,941    5.702       359        703        75.0
3.001 - 4.000                         $300,000          1        0.07       $300,000    5.625       360        735        85.7








------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED]                                     Computational Materials for
--------------
SECURITIES CORPORATION                                          INDX 2004-AR15
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                                $412,180,738 ARM Rate Mortgage Loans

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Floor Rate
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                  $412,180,738      1,178      100.00       $349,899    5.702       359        703        75.0
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                            Initial Cap
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
2.000                                 $300,000          1        0.07       $300,000    5.625       360        735        85.7
3.000                             $160,992,853        460       39.06       $349,984    5.555       360        695        77.1
5.000                             $250,529,485        716       60.78       $349,902    5.796       359        708        73.6
6.000                                 $358,400          1        0.09       $358,400    5.875       359        661        80.0
-----------------------------------------------------------------------------------------------------------------------------------
                                  $412,180,738      1,178      100.00       $349,899    5.702       359        703        75.0
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Subsequent Cap
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                             $215,073,805        590       52.18       $364,532    5.741       359        707        73.0
2.000                             $197,106,932        588       47.82       $335,216    5.659       360        698        77.2
-----------------------------------------------------------------------------------------------------------------------------------
                                  $412,180,738      1,178      100.00       $349,899    5.702       359        703        75.0
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           Range of DTI%
-----------------------------------------------------------------------------------------------------------------------------------
                                     CURRENT         # OF       % OF        AVERAGE     GROSS      REMG.                  ORIG
DESCRIPTION                          BALANCE         LOAN      TOTAL        BALANCE      WAC       TERM       FICO        LTV
-----------------------------------------------------------------------------------------------------------------------------------
5.01 - 10.00                        $1,810,564          6        0.44       $301,761    6.305       360        716        76.1
10.01 - 15.00                         $939,893          5        0.23       $187,979    6.287       358        740        70.5
15.01 - 20.00                       $5,093,308         17        1.24       $299,606    5.654       359        716        68.6
20.01 - 25.00                      $12,938,273         39        3.14       $331,751    5.683       359        712        73.5
25.01 - 30.00                      $23,091,121         65        5.60       $355,248    5.652       359        704        73.5
30.01 - 35.00                      $45,233,553        109       10.97       $414,987    5.647       359        710        73.2
35.01 - 40.00                      $67,024,274        191       16.26       $350,912    5.619       359        702        75.4
40.01 - 45.00                     $104,457,808        278       25.34       $375,748    5.653       359        707        76.3
45.01 - 50.00                      $45,533,433        129       11.05       $352,972    5.672       359        691        78.0
50.01 - 55.00                       $7,400,644         26        1.80       $284,640    5.627       359        688        77.0
> 55.00                             $4,372,269         17        1.06       $257,192    5.488       359        724        77.1
Unknown                            $94,285,598        296       22.87       $318,532    5.871       359        699        73.4
-----------------------------------------------------------------------------------------------------------------------------------
                                  $412,180,738      1,178      100.00       $349,899    5.702       359        703        75.0
-----------------------------------------------------------------------------------------------------------------------------------






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.